UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Item 1. Reports to Stockholders.

Where discipline meets common sense.

Annual Report

August 31, 2017

Meritage Growth Equity Fund MPGEX/MPGIX

Meritage Value Equity Fund MVEBX

Meritage Yield-Focus Equity Fund MPYEX/MPYIX

913.345.7000	www.meritageportfoliofunds.com	7500 College Blvd., Suite 1212, Overland Park, KS 66210

MESSAGE FROM THE CHIEF INVESTMENT OFFICER – (Unaudited)

At Meritage, we are value-driven investors. We buy stock in businesses when they i) score well in our comprehensive stock-ranking process (universe is global, all-cap and about 6,500 securities), and ii) are selling for less than we believe they are worth. Our value discipline is intended to provide a margin of safety and is one of our primary risk management tools, along with managing position sizes and diversification.

Dear Fellow Shareholders:

During the six months ended August 31, 2017, since our semi-annual report of February 28, 2017, the broad equity market as represented by the S&P 500 was up 5.7%. For the fiscal year ended August 31, 2017, the S&P was up 16.2%.

As mentioned in our semi-annual report, reaction to the prospect of significantly positive growth tax change, reduced regulatory pressure, along with higher spending for defense, safety and infrastructure are all factors helping the equity market environment. Despite major geopolitical risks, continued low interest rates plus gradually improving world GNP trends should produce a relatively stable market environment, in which our selection process can work effectively.

Notably, our Value strategy performed well in the past year as compared to its benchmark and our Growth strategy continued to perform well, in line with its respective market benchmark for the year and well ahead of the S&P 500. Our Yield-Focus strategy turned in a positive year, but trailed its most comparable benchmark, the Zacks Multi-Asset Income Index.

As always, the primary mechanism generating our strong long term returns was responsible for our results in fiscal 2017. Our robust bottom up value-centric security selection process continues to be refined and improved and rigorously searched for attractive mispriced securities, among all capitalization sizes and geographies throughout the world.

We explore this topic further in the following pages. A specific discussion of each Fund and its performance is included in Management’s Discussion of Fund Performance.

Thank you for your continued trust in us as stewards of your capital. As previously mentioned we have our own money invested alongside yours in each of our funds, and we remain committed to delivering attractive risk-adjusted returns over full market cycles.

Sincerely,

Mark Eveans, CFA

President and Chief Investment Officer

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Meritage Growth Equity Fund

For the fiscal year ended August 31, 2017, the Meritage Growth Equity Fund Institutional Class and Investor Class returned 20.3% and 20.0%, respectively. These returns were better than those provided by the broad equity market (as represented by the S&P 500) and closely tracked the Fund’s primary benchmark, the Russell 1000 Growth Index which returned 20.8% and the Lipper Large Cap Growth Index which returned 21.6% during the same time frame.

For the six months ended August 31, 2017, which is the period since our Semi-Annual Report, the Meritage Growth Equity Fund Institutional Class and Investor Class returned 8.5% and 8.4%, respectively. These returns lagged the Russell 1000 Growth Index benchmark which returned 10.7% during the same time frame, as well as the Lipper Large Cap Growth Index return of 12.9%.

From an attribution standpoint, the Fund’s strong performance over the course of the last 12 months, compared to the benchmark, was driven primarily by an over-weight for most of the period as compared to the benchmark in the Information Technology sector. Our stock selection in that sector was also superior. The interaction of these two factors was a significant positive. Sector underweights for Consumer Staples, Telecommunications, Real Estate, Energy and Materials were also positive factors for the Fund.

Regarding specific issues, the strongest gainers for the year were Nvidia Corp., up 181.6%, Coherent Inc., up 84.6% and II-VI Inc., up 68.0%.

The poorest performers for the year were Gibraltar Industries, down 27.3%, Acuity Brands Inc., down 23.7% and McKesson Corp., down 23.2%.

As a value-centric and process driven Growth manager, most sector differences as compared to the benchmark are a result of either an under or overweight of specific, bottom-up, attractively valued growth opportunities identified by our process, within that particular sector.

We expect a continuation of abnormally low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay an excessive premium for well-known growth names. This is where we part company with the crowd, however, as we expect the value discipline embedded in our growth approach to yield better results over full market cycles.

Meritage Value Equity Fund

For the fiscal year ended August 31, 2017, the Meritage Value Equity Fund Institutional Class returned 13.4%. This return exceeded the Russell 1000 Value Index benchmark which returned 11.6% during the same time frame, and closely tracked the Lipper Large Cap Value Index return of 13.7%.

For the six months ended August 31, 2017, which is the period since our Semi-Annual Report, the Meritage Value Equity Fund Institutional Class returned 3.7%. This return significantly exceeded the Russell 1000 Value Index benchmark which returned 0.5% during the same time frame, as well as the Lipper Large Cap Value Index return of 1.9%.

From an attribution standpoint, the Fund’s overweight in the Health Care and Information Technology sectors, coupled with superior stock selection in both sectors were significant positive factors. An underweight in the Energy sector along with superior stock selection was also helpful to Fund performance. An underweight in the Consumer Discretionary and Consumer Staples sectors along with under-performing security selections in those sectors held back the Fund returns.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Regarding individual issues, the strongest gainers for the year were Teradyne Inc., up 70.7%, Spirit AeroSystems Holdings, up 63.4%, and UnitedHealth Group Inc., up 48.6%.

The poorest performers for the year were Teva Pharmaceutical Industries, down 23.1%, World Fuel Services Corp., down 20.7% and Taro Pharmaceutical Industries, down 19.8%.

As a value-centric and process driven manager, most sector differences as compared to the benchmark are the result of either an under or overweight of specific bottom-up valuation opportunities identified by our process.

We expect a continuation of abnormally low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay a premium for well-known stocks. This is where we part company with the crowd, however, as we expect the discipline embedded in our value approach will yield better results over full market cycles.

Meritage Yield-Focus Equity Fund

For the fiscal year ended August 31, 2017, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned 7.8% and 7.9%, respectively. These returns broadly trailed the 11.7% total return for the Russell 3000 Value Index, a general value market benchmark, and the Zacks Multi-Asset Income Index, a style-specific peer index, which returned 12.5% during the same time.

For the six months ended August 31, 2017, which is the period since our Semi-Annual Report, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned 1.4% and 1.3% respectively. These returns exceeded the Russell 3000 Value Index, which returned 0.3% during the time period, but trailed the Zacks Multi-Asset Index, which returned 3.7% during the same time frame.

A founding premise of the Yield-Focus Equity Fund is to earn 50–75% of the expected long-term equity return in the form of cash dividends and distributions. The strategy invests in six key types of equity asset classes – common stocks, master limited partnerships, other limited partnerships, real estate investment trusts, business development companies, convertible preferred stocks and, in rare situations, straight preferred stocks. The Meritage comprehensive security selection process searches globally for attractive yield franchises.

For fiscal year ended August 31, 2017, regarding equity asset class performance, convertible preferred stocks and MLPs were the strongest relative performers. REITs and straight preferred stocks had the lowest absolute returns. The best performing sectors were Energy, Consumer Staples, Industrials and Materials where strong stock selection helped relative performance. Performance was hurt by less favorable stock selection in the Utilities, Telecommunications, Consumer Discretionary and Financials sectors.

In terms of specific issues, the strongest performers for the year were Boeing Company, up 90.8%, HP Inc., up 37.1% and Reynolds American Inc., up 36.4%.

The poorest performers for the year were GameStop Corp, down 42.3%, Gannett Co., down 28.1% and CenturyLink, Inc., down 22.2%.

We use two benchmarks in assessing the performance of the Yield-Focus Equity Fund. The Russell 3000 Value Index is a long-term general purpose value-centric benchmark without specificity regarding the Fund’s distinct yield-focus style. The Zacks Multi-Asset Income Index has specific asset structure and distinguished dividend yield characteristics similar to the Fund.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns as of August 31, 2017 (a)

Fund/Index	1 Year	3 Year	Since Inception (12/23/13)
Meritage Growth Equity Fund – Institutional Class	20.27%	11.14%	11.66%
Meritage Growth Equity Fund – Investor Class	20.02%	10.89%	11.38%
Russell 1000 Growth Index (b)	20.81%	11.67%	12.62%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	1.63%	1.88%
With Applicable Waivers	1.03%	1.28%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated December 29, 2016. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2017, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2017 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2017. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC..

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns as of August 31, 2017 (a)

Fund/Index	1 Year	3 Year	Since Inception (12/23/13)
Meritage Value Equity Fund – Institutional Class	13.41%	5.25%	6.96%
Russell 1000 Value Index (b)	11.58%	6.74%	8.77%

Expense Ratios (c)
Institutional Class
Gross	1.71%
With Applicable Waivers	1.04%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated December 29, 2016. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2017, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2017 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2017. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns as of August 31, 2017 (a)

Fund/Index	1 Year	3 Year	Since Inception (12/23/13)
Meritage Yield-Focus Equity Fund – Institutional Class	7.79%	1.08%	4.19%
Meritage Yield-Focus Equity Fund – Investor Class	7.93%	0.95%	4.03%
Russell 3000 Value Index (b)	11.73%	6.76%	8.60%
Zacks Multi-Asset Income Index TR (c)	12.51%	-1.27%	1.63%

	Expense Ratios (d)
	Institutional Class	Investor Class
Gross	1.64%	1.89%
With Applicable Waivers	1.15%	1.40%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an index.

(d)

The expense ratios are from the Fund’s prospectus dated December 29, 2016. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2017, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2017 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2017. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an Index.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

The investment objective of the Meritage Growth Equity Fund is to seek growth of capital.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Value Equity Fund is to seek growth of capital. Income is a secondary objective.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2017

COMMON STOCKS – 86.06%	Shares	Fair Value
Consumer Discretionary – 19.18%
Amazon.com, Inc. *	850	$833,510
Brunswick Corp.	9,650	506,432
Delphi Automotive PLC	4,290	413,556
Home Depot, Inc./The	5,920	887,230
Priceline Group, Inc./The *	405	750,092
Steven Madden Ltd. *	7,030	298,072
Thor Industries, Inc.	8,095	879,441

		4,568,333

Consumer Staples – 4.85%
Colgate-Palmolive Co.	5,060	362,498
Monster Beverage Corp. *	5,280	294,730
Reckitt Benckiser Group PLC	25,800	498,585

		1,155,813

Financials – 3.15%
Aon PLC	2,510	349,292
Everest Re Group Ltd.	1,586	400,433

		749,725

Health Care – 11.78%
Amgen, Inc.	2,421	430,381
Globus Medical, Inc., Class A *	8,795	265,873
Intuitive Surgical, Inc. *	361	362,686
Johnson & Johnson	5,510	729,359
Masimo Corp. *	2,915	245,968
Mettler-Toledo International, Inc. *	706	427,194
Teleflex, Inc.	1,617	342,400

		2,803,861

Industrials – 9.28%
AMETEK, Inc.	5,245	331,746
Deluxe Corp.	6,185	428,930
Ingersoll-Rand PLC	3,370	287,764
Koninklijke Philips NV	8,095	307,529
Nordson Corp.	2,665	291,285
Snap-on, Inc.	1,400	206,598
Trex Co., Inc. *	4,690	356,440

		2,210,292

Information Technology – 35.63%
Alphabet, Inc., Class A *	1,105	1,055,540
Apple, Inc.	8,734	1,432,376
Applied Materials, Inc.	8,330	375,850

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2017

COMMON STOCKS – 86.06% – continued	Shares	Fair Value
Information Technology – 35.63% – continued
Autohome, Inc. ADR *	5,995	$385,299
Coherent, Inc. *	1,382	322,448
Electronic Arts, Inc. *	3,635	441,652
Facebook, Inc., Class A *	1,610	276,872
Fiserv, Inc. *	4,395	543,705
Flex Ltd. *	18,065	293,918
MasterCard, Inc., Class A	7,075	943,097
Microsoft Corp.	13,720	1,025,844
Momo, Inc. *	12,840	494,725
Tencent Holdings Ltd. ADR	21,100	893,163

		8,484,489

Materials – 2.19%
Eagle Materials, Inc.	5,355	520,774

TOTAL COMMON STOCKS (Cost $16,385,933)		20,493,287

EXCHANGE-TRADED FUNDS – 7.33%
Consumer Staples Select Sector SPDR Fund	14,660	802,049
iShares Nasdaq Biotechnology ETF	1,826	608,697
SPDR S&P Bank ETF	8,015	334,386

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,614,328)		1,745,132

MONEY MARKET SECURITIES – 8.74%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 0.85% (a)	2,082,567	2,082,567

TOTAL MONEY MARKET SECURITIES (Cost $2,082,567)		2,082,567

TOTAL INVESTMENTS – 102.13% (Cost $20,082,828)		24,320,986

Liabilities in Excess of Other Assets – (2.13)%		(507,017)

NET ASSETS – 100.00%		$23,813,969

(a)	Rate disclosed is the seven day effective yield as of August 31, 2017.

*	Non-income producing security.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

SPDR – Standard & Poor’s Depository Receipts

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2017

COMMON STOCKS – 94.45%	Shares	Fair Value
Consumer Discretionary – 6.95%
Adtalem Global Education, Inc. *	8,305	$284,031
Big Lots, Inc.	5,900	280,840
Helen of Troy Ltd. *	3,330	300,699
Ross Stores, Inc.	4,230	247,244

		1,112,814

Consumer Staples – 1.32%
Ingredion, Inc.	1,710	211,732

Energy – 6.68%
Chevron Corp.	3,150	339,003
China Petroleum & Chemical Corp. ADR	4,730	362,507
Royal Dutch Shell PLC ADR	6,665	367,775

		1,069,285

Financials – 25.73%
Aspen Insurance Holdings Ltd.	5,920	267,584
Berkshire Hathaway, Inc., Class B *	2,369	429,168
Citigroup, Inc.	5,180	352,395
Fidelity & Guaranty Life	6,170	192,813
Horace Mann Educators Corp.	7,290	256,243
Northern Trust Corp.	3,580	316,830
Prudential Financial, Inc.	3,575	364,936
Reinsurance Group of America, Inc.	3,360	451,752
State Street Corp.	4,905	453,663
Torchmark Corp.	4,772	367,301
Unum Group	6,105	294,139
Voya Financial, Inc.	9,810	375,036

		4,121,860

Health Care – 17.17%
Aetna, Inc.	2,570	405,289
Biogen, Inc. *	1,560	493,834
Celgene Corp. *	2,935	407,760
Cigna Corp.	1,920	349,555
ICON PLC *	3,465	392,896
PRA Health Sciences, Inc. *	3,810	294,894
UnitedHealth Group, Inc.	2,040	405,756

		2,749,984

Industrials – 9.99%
Herman Miller, Inc.	4,940	166,231
Raytheon Co.	2,030	369,480
Regal-Beloit Corp.	4,020	303,108

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2017

COMMON STOCKS – 94.45% – continued	Shares	Fair Value
Industrials – 9.99% – continued
Southwest Airlines Co.	6,270	$326,918
Spirit AeroSystems Holdings, Inc.	5,835	434,707

		1,600,444

Information Technology – 16.73%
Benchmark Electronics, Inc. *	9,435	306,637
Check Point Software Technologies Ltd. *	1,715	191,857
MAXIMUS, Inc.	5,060	307,547
Sanmina Corp. *	8,030	300,723
Skyworks Solutions, Inc.	3,170	333,991
Synopsys, Inc. *	3,535	284,285
Teradyne, Inc.	6,880	244,997
Vishay Intertechnology, Inc.	18,740	331,698
WNS Holdings Ltd. ADR *	10,815	378,525

		2,680,260

Materials – 2.01%
Cemex SAB de CV ADR *	17,277	160,849
Louisiana-Pacific Corp. *	6,320	161,034

		321,883

Real Estate – 3.08%
Host Hotels & Resorts, Inc.	8,890	161,087
Welltower, Inc.	4,535	332,053

		493,140

Utilities – 4.79%
Ameren Corp.	6,520	391,135
Entergy Corp.	4,745	375,662

		766,797

TOTAL COMMON STOCKS (Cost $12,191,384)		15,128,199

EXCHANGE-TRADED FUNDS – 3.63%
Energy Select Sector SPDR Fund	4,845	305,090
Vanguard REIT ETF	3,285	276,071

TOTAL EXCHANGE-TRADED FUNDS (Cost $612,627)		581,161

MONEY MARKET SECURITIES – 4.41%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 0.85% (a)	707,199	707,199

TOTAL MONEY MARKET SECURITIES (Cost $707,199)		707,199

TOTAL INVESTMENTS – 102.49% (Cost $13,511,210)		16,416,559

Liabilities in Excess of Other Assets – (2.49)%		(399,621)

NET ASSETS – 100.00%		$16,016,938

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2017

(a)	Rate disclosed is the seven day effective yield as of August 31, 2017.

*	Non-income producing security.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipts

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2017

COMMON STOCKS – 90.51%	Shares	Fair Value
Consumer Discretionary – 7.27%
GameStop Corp., Class A	18,310	$338,735
Garmin Ltd.	11,765	605,897
Staples, Inc.	44,130	450,788
Target Corp.	10,085	549,935

		1,945,355

Consumer Staples – 8.91%
Altria Group, Inc.	9,765	619,101
British American Tobacco PLC	4,795	297,865
Imperial Brands PLC ADR	8,875	371,419
Philip Morris International, Inc.	5,795	677,609
Unilever PLC ADR	7,155	416,493

		2,382,487

Energy – 12.39%
Alliance Holdings GP LP (a)	10,870	299,468
Enterprise Products Partners LP (a)	18,705	487,639
Phillips 66 Partners LP (a)	8,805	420,703
Plains GP Holdings LP, Class A (a)	21,845	491,076
Repsol SA ADR	29,140	501,208
Shell Midstream Partners LP (a)	10,092	279,246
Total SA ADR	9,690	504,268
Valero Energy Corp.	4,840	329,604

		3,313,212

Financials – 20.34%
AllianceBernstein Holding LP (a)	20,560	482,132
Ares Capital Corp. (b)	26,140	419,808
AXA SA ADR	14,700	425,124
Banco Latinoamericano de Comercio Exterior SA, Class E	13,880	374,205
Bank of Montreal	5,615	403,101
Federated Investors, Inc., Class B	19,275	526,400
Invesco Ltd.	18,060	592,007
Lazard Ltd., Class A (a)	9,405	403,380
National Australia Bank Ltd. ADR	21,120	254,602
Old Republic International Corp.	25,210	481,259
Power Financial Corp.	15,120	407,786
Solar Capital Ltd. (b)	19,060	407,312
Valley National Bancorp	23,650	264,644

		5,441,760

Health Care – 3.76%
Merck & Co., Inc.	8,330	531,954
Pfizer, Inc.	13,945	473,014

		1,004,968

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2017

COMMON STOCKS – 90.51% – continued	Shares	Fair Value
Industrials – 6.16%
Boeing Co./The	2,930	$702,204
Eaton Corp. PLC	6,260	449,218
Lockheed Martin Corp.	1,625	496,259

		1,647,681

Information Technology – 5.44%
HP, Inc.	24,890	474,901
International Business Machines Corp.	3,073	439,531
QUALCOMM, Inc.	5,540	289,576
Western Union Co./The	13,210	249,933

		1,453,941

Materials – 7.83%
Domtar Corp.	13,480	545,131
Innophos Holdings, Inc.	6,025	275,102
Lyondellbasell Industries NV, Class A	4,165	377,307
Norbord, Inc.	8,140	280,260
Rio Tinto PLC ADR	12,590	617,917

		2,095,717

Real Estate – 7.65%
Brandywine Realty Trust	23,960	411,633
CBL & Associates Properties, Inc.	24,260	194,080
Medical Properties Trust, Inc.	49,420	650,367
Uniti Group, Inc.	13,750	264,825
VEREIT, Inc.	62,090	524,040

		2,044,945

Telecommunication Services – 4.12%
AT&T, Inc.	12,265	459,447
CenturyLink, Inc.	10,310	203,313
Verizon Communications, Inc.	9,157	439,261

		1,102,021

Utilities – 6.64%
Entergy Corp.	7,115	563,295
Exelon Corp.	15,425	584,145
Public Service Enterprise Group, Inc.	13,445	629,764

		1,777,204

TOTAL COMMON STOCKS (Cost $21,279,716)		24,209,291

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2017

CONVERTIBLE PREFERRED STOCKS – 5.61%	Shares	Fair Value
Health Care – 2.11%
Anthem, Inc., 5.25%	10,730	$563,110

Industrials – 1.41%
Stericycle, Inc., 5.25%	6,365	378,336

Information Technology – 2.09%
Belden, Inc., 6.75%	5,295	560,158

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,387,821)		1,501,604

EXCHANGE-TRADED FUNDS – 2.06%
SPDR S&P International Dividend ETF	13,515	550,736

TOTAL EXCHANGE-TRADED FUNDS (Cost $525,056)		550,736

MONEY MARKET SECURITIES – 1.77%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 0.85% (c)	472,651	472,651

TOTAL MONEY MARKET SECURITIES (Cost $472,651)		472,651

TOTAL INVESTMENTS – 99.95% (Cost $23,665,244)		26,734,282

Other Assets in Excess of Liabilities – 0.05%		13,347

NET ASSETS – 100.00%		$26,747,629

(a)	Master Limited Partnership

(b)	Business Development Company

(c)	Rate disclosed is the seven day effective yield as of August 31, 2017.

ADR	– American Depositary Receipt

ETF	– Exchange-Traded Fund

SPDR – Standard	& Poor’s Depository Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2017

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Assets
Investments in securities at value (cost $20,082,828, $13,511,210 and $23,665,244)	$24,320,986	$16,416,559	$26,734,282
Receivable for investments sold	146,991	–	475,551
Dividends receivable	29,853	18,999	95,317
Tax reclaims receivable	952	–	12,889
Receivable from Adviser	–	327	–
Prepaid expenses	5,629	5,134	11,956

Total Assets	24,504,411	16,441,019	27,329,995

Liabilities
Payable for fund shares redeemed	–	–	7,000
Payable for investments purchased	653,672	391,723	531,844
Payable to Adviser	3,201	–	6,417
Accrued 12b-1 fees – Investor class	111	–	268
Payable to Administrator	6,772	4,977	8,395
Payable to auditor	20,500	20,500	20,500
Other accrued expenses	6,186	6,881	7,942

Total Liabilities	690,442	424,081	582,366

Net Assets	$23,813,969	$16,016,938	$26,747,629

Net Assets consist of:
Paid-in capital	$17,969,024	$13,514,756	$28,507,954
Accumulated undistributed net investment income	10,347	90,491	82,891
Accumulated undistributed net realized gain (loss) from investment transactions and foreign currency translations	1,596,440	(493,658)	(4,912,254)
Net unrealized appreciation (depreciation) on investments	4,238,158	2,905,349	3,069,038

Net Assets	$23,813,969	$16,016,938	$26,747,629

Net Assets: Institutional Class	$23,537,485	$16,016,938	$26,103,017

Shares outstanding (unlimited number of shares authorized, no par value)	1,635,444	1,286,807	2,508,176

Net asset value, offering and redemption price per share	$14.39	$12.45	$10.41

Net Assets: Investor Class	$276,484		$644,612

Shares outstanding (unlimited number of shares authorized, no par value)	19,341		61,360

Net asset value, offering and redemption price per share	$14.30		$10.51

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

STATEMENTS OF OPERATIONS

For the year ended August 31, 2017

	Meritage Growth Equity Fund	Meritage Value Equity Fund		Meritage Yield- Focus Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $419, $6,188 and $15,342)	$225,156	$236,244		$1,449,736

Total investment income	225,156	236,244		1,449,736

Expenses
Investment Adviser	150,353	108,026		242,188
Administration	33,679	24,175		54,346
Fund accounting	22,454	16,115		36,431
Audit	22,785	22,785		22,785
Registration	15,447	12,542		34,049
Transfer agent	18,061	12,968		29,195
Legal	11,954	11,357		14,602
Custodian	5,188	6,078		6,709
Insurance	5,434	5,188		6,315
Report printing	5,873	3,857		6,881
Trustee	4,768	4,755		4,818
12b-1 – Investor class	447	11	(a)	13,274
Pricing	2,104	2,198		2,474
Other	13,256	12,949		15,417

Total expenses	311,803	243,004		489,484
Fees waived by Adviser	(110,633)	(98,784)		(152,868)

Net operating expenses	201,170	144,220		336,616

Net investment income	23,986	92,024		1,113,120

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,852,658	140,802		1,746,269
Net realized loss on foreign currency translations	–	–		(140)
Net change in unrealized appreciation (depreciation) of investment securities	1,792,047	1,534,876		(239,221)

Net realized and unrealized gain on investments	3,644,705	1,675,678		1,506,908

Net increase in net assets resulting from operations	$3,668,691	$1,767,702		$2,620,028

(a)	Meritage Value Equity Fund – Investor Class liquidated on February 3, 2017.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$23,986	$37,576
Net realized gain (loss) on investment securities transactions	1,852,658	(76,545)
Net change in unrealized appreciation (depreciation) of investment securities	1,792,047	1,687,088

Net increase in net assets resulting from operations	3,668,691	1,648,119

Distributions
From net investment income – Institutional Class	(44,491)	(8,254)
From net realized gains – Institutional Class	(171,541)	(306,530)
From net realized gains – Investor Class	(1,047)	(3,439)

Total distributions	(217,079)	(318,223)

Capital Transactions – Institutional Class
Proceeds from shares sold	4,352,696	3,937,403
Reinvestment of distributions	208,934	306,740
Amount paid for shares redeemed	(1,928,779)	(1,405,523)

Total Institutional Class	2,632,851	2,838,620

Capital Transactions – Investor Class
Proceeds from shares sold	211,276	209,178
Reinvestment of distributions	1,047	2,111
Amount paid for shares redeemed	(328,967)	(29,277)

Total Investor Class	(116,644)	182,012

Net increase in net assets resulting from capital transactions	2,516,207	3,020,632

Total Increase in Net Assets	5,967,819	4,350,528

Net Assets
Beginning of year	17,846,150	13,495,622

End of year	$23,813,969	$17,846,150

Accumulated undistributed net investment income included in net assets at end of year	$10,347	$38,921

Share Transactions – Institutional Class
Shares sold	327,228	347,376
Shares issued in reinvestment of distributions	16,822	27,169
Shares redeemed	(152,144)	(121,465)

Total Institutional Class	191,906	253,080

Share Transactions – Investor Class
Shares sold	15,392	18,178
Shares issued in reinvestment of distributions	85	188
Shares redeemed	(26,638)	(2,612)

Total Investor Class	(11,161)	15,754

Net increase in shares outstanding	180,745	268,834

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2017		For the Year Ended August 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$92,024		$117,793
Net realized gain (loss) on investment securities transactions	140,802		(615,738)
Net change in unrealized appreciation (depreciation) of investment securities	1,534,876		784,958

Net increase in net assets resulting from operations	1,767,702		287,013

Distributions
From net investment income – Institutional Class	(115,272)		(105,233)
From net investment income – Investor Class	(67	)(a)	(66)
From net realized gains – Institutional Class	–		(50,500)
From net realized gains – Investor Class	–		(39)

Total distributions	(115,339)		(155,838)

Capital Transactions – Institutional Class
Proceeds from shares sold	2,914,903		3,408,257
Reinvestment of distributions	113,051		153,110
Amount paid for shares redeemed	(2,517,719)		(1,159,673)

Total Institutional Class	510,235		2,401,694

Capital Transactions – Investor Class(a)
Proceeds from shares sold	922		–
Reinvestment of distributions	67		105
Amount paid for shares redeemed	(11,012)		–

Total Investor Class	(10,023)		105

Net increase in net assets resulting from capital transactions	500,212		2,401,799

Total Increase in Net Assets	2,152,575		2,532,974

Net Assets
Beginning of year	13,864,363		11,331,389

End of year	$16,016,938		$13,864,363

Accumulated undistributed net investment income included in net assets at end of year	$90,491		$115,339

Share Transactions – Institutional Class
Shares sold	247,653		313,214
Shares issued in reinvestment of distributions	9,729		14,164
Shares redeemed	(222,567)		(104,992)

Total Institutional Class	34,815		222,386

Share Transactions – Investor Class(a)
Shares sold	–
Shares issued in reinvestment of distributions	6		10
Shares redeemed	(946)		–

Total Investor Class	(940)		10

Net increase in shares outstanding	33,875		222,396

(a)	Meritage Value Equity Fund – Investor Class liquidated on February 3, 2017.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,113,120	$1,268,575
Net realized gain (loss) on investment securities transactions	1,746,129	(4,040,548)
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	(239,221)	6,318,403

Net increase in net assets resulting from operations	2,620,028	3,546,430

Distributions
From net investment income – Institutional Class	(925,897)	(982,202)
From net investment income – Investor Class	(141,974)	(267,892)

Total distributions	(1,067,871)	(1,250,094)

Capital Transactions – Institutional Class
Proceeds from shares sold	2,700,387	11,584,316
Reinvestment of distributions	877,453	949,085
Amount paid for shares redeemed	(7,887,178)	(13,279,431)

Total Institutional Class	(4,309,338)	(746,030)

Capital Transactions – Investor Class
Proceeds from shares sold	565,477	5,341,482
Reinvestment of distributions	136,022	255,968
Amount paid for shares redeemed	(11,250,540)	(6,117,689)

Total Investor Class	(10,549,041)	(520,239)

Net decrease in net assets resulting from capital transactions	(14,858,379)	(1,266,269)

Total Increase (Decrease) in Net Assets	(13,306,222)	1,030,067

Net Assets
Beginning of year	40,053,851	39,023,784

End of year	$26,747,629	$40,053,851

Accumulated undistributed net investment income included in net assets at end of year	$82,891	$48,558

Share Transactions – Institutional Class
Shares sold	264,568	1,240,531
Shares issued in reinvestment of distributions	86,151	101,101
Shares redeemed	(775,089)	(1,409,707)

Total Institutional Class	(424,370)	(68,075)

Share Transactions – Investor Class
Shares sold	56,078	560,884
Shares issued in reinvestment of distributions	13,555	27,331
Shares redeemed	(1,081,302)	(651,855)

Total Investor Class	(1,011,669)	(63,640)

Net decrease in shares outstanding	(1,436,039)	(131,715)

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$12.11	$11.20	$10.95	$10.00

Investment operations:
Net investment income	0.02	0.03	0.01	0.01
Net realized and unrealized gain on investments	2.41	1.12	0.36	0.94

Total from investment operations	2.43	1.15	0.37	0.95

Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	(0.01)	–
From net realized gains	(0.12)	(0.23)	(0.11)	–

Total distributions	(0.15)	(0.24)	(0.12)	–

Net asset value, end of period	$14.39	$12.11	$11.20	$10.95

Total Return (b)	20.27%	10.41%	3.38%	9.50	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$23,537	$17,479	$13,331	$10,642
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.55%	1.60%	1.66%	3.49	%(d)
Ratio of net investment income to average net assets	0.12%	0.24%	0.08%	0.22	%(d)
Portfolio turnover rate (e)	82%	73%	84%	94	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$12.03	$11.15	$10.92	$10.00

Investment operations:
Net investment income (loss)	– (b)	– (b)	(0.02)	–	(b)
Net realized and unrealized gain on investments	2.39	1.11	0.37	0.92

Total from investment operations	2.39	1.11	0.35	0.92

Less distributions to shareholders:
From net investment income	–	–	(0.01)	–
From net realized gains	(0.12)	(0.23)	(0.11)	–

Total distributions	(0.12)	(0.23)	(0.12)	–

Net asset value, end of period	$14.30	$12.03	$11.15	$10.92

Total Return (c)	20.02%	10.13%	3.17%	9.20	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$276	$367	$164	$136
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.80%	1.85%	1.91%	3.32	%(e)
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.01)%	(0.17)%	0.01	%(e)
Portfolio turnover rate (f)	82%	73%	84%	94	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Amount is less than $0.01.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.07	$11.00	$11.00	$10.00

Investment operations:
Net investment income	0.07	0.08	0.10	0.04
Net realized and unrealized gain on investments	1.41	0.12	0.01 (b)	0.96

Total from investment operations	1.48	0.20	0.11	1.00

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.04)	–
From net realized gains	–	(0.04)	(0.07)	–

Total distributions	(0.10)	(0.13)	(0.11)	–

Net asset value, end of period	$12.45	$11.07	$11.00	$11.00

Total Return (c)	13.41%	1.85%	0.94%	10.00	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$16,017	$13,854	$11,321	$9,673
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(e)
Ratio of expenses to average net assets before waiver	1.69%	1.67%	1.66%	3.58	%(e)
Ratio of net investment income to average net assets	0.60%	0.89%	0.96%	0.86	%(e)
Portfolio turnover rate (f)	81%	67%	62%	50	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00	$9.44	$11.27	$10.00

Investment operations:
Net investment income	0.37	0.32	0.33	0.10
Net realized and unrealized gain (loss) on investments	0.40	0.56	(1.71)	1.17

Total from investment operations	0.77	0.88	(1.38)	1.27

Less distributions to shareholders:
From net investment income	(0.36)	(0.32)	(0.41)	–
From net realized gains	–	–	(0.03)	–
From return of capital	–	–	(0.01)	–

Total distributions	(0.36)	(0.32)	(0.45)	–

Net asset value, end of period	$10.41	$10.00	$9.44	$11.27

Total Return (b)	7.79%	9.58%	(12.56)%	12.70	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$26,103	$29,340	$28,316	$26,436
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.48%	1.49%	1.44%	2.62	%(d)
Ratio of net investment income to average net assets	3.49%	3.41%	3.17%	2.70	%(d)
Portfolio turnover rate (e)	60%	99%	86%	63	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.98	$9.42	$11.25	$10.00

Investment operations:
Net investment income	0.32 (b)	0.32	0.29	0.01
Net realized and unrealized gain (loss) on investments	0.46	0.54	(1.70)	1.24

Total from investment operations	0.78	0.86	(1.41)	1.25

Less distributions to shareholders:
From net investment income	(0.25)	(0.30)	(0.38)	–
From net realized gains	–	–	(0.03)	–
From return of capital	–	–	(0.01)	–

Total distributions	(0.25)	(0.30)	(0.42)	–

Net asset value, end of period	$10.51	$9.98	$9.42	$11.25

Total Return (c)	7.93%	9.35%	(12.85)%	12.50	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$644	$10,714	$10,708	$2,627
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.73%	1.74%	1.69%	2.46	%(e)
Ratio of net investment income to average net assets	3.18%	3.17%	2.84%	2.26	%(e)
Portfolio turnover rate (f)	60%	99%	86%	63	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2017

NOTE 1. ORGANIZATION

The Meritage Growth Equity Fund (the “Growth Equity Fund”), the Meritage Value Equity Fund (the “Value Equity Fund”), and the Meritage Yield-Focus Equity Fund (the “Yield-Focus Equity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as a diversified series of the Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Growth Equity and Yield-Focus Equity Funds each offer two share classes, Institutional Class Shares and Investor Class Shares. As disclosed in a prospectus supplement dated February 15, 2017, the Value Equity Fund has discontinued the sale of its Investor Shares, and will continue to offer Institutional Shares. The Funds commenced operations on December 23, 2013. The Funds’ investment adviser is Meritage Portfolio Management, Inc. (the “Adviser”). The investment objective of the Growth Equity Fund is to seek growth of capital. The investment objective of the Value Equity Fund is to seek growth of capital. Income is a secondary objective for the Value Equity Fund. The investment objective of the Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Each Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities or accreted using the effective interest method.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis, except for Yield-Focus Fund Each Fund which will normally distribute dividends on a quarterly basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Funds. For the year ended August 31, 2017, the Funds made the following reclassifications to increase (decrease) the components of net assets, which were due to return of capital distributions from underlying investments, dispositions of complex securities and nondeductible expenses:

	Paid-In Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) from Investments
Growth Equity Fund	$(3)	$(8,069)	$8,072
Value Equity Fund	–	(1,533)	1,533
Yield-Focus Equity Fund	(8,455)	(10,916)	19,371

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In computing the net asset value (‘NAV”) of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds and convertible preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security may be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2017:

	Valuation Inputs
Growth Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$20,493,287	$–	$–	$20,493,287
Exchange-Traded Funds	1,745,132	–	–	1,745,132
Money Market Securities	2,082,567	–	–	2,082,567
Total	$24,320,986	$–	$–	$24,320,986

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
Value Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$15,128,199	$–	$–	$15,128,199
Exchange-Traded Funds	581,161	–	–	581,161
Money Market Securities	707,199	–	–	707,199
Total	$16,416,559	$–	$–	$16,416,559
Yield-Focus Equity Fund
Common Stocks	$24,209,291	$–	$–	$24,209,291
Convertible Preferred Stocks	1,501,604	–	–	1,501,604
Exchange-Traded Funds	550,736	–	–	550,736
Money Market Securities	472,651	–	–	472,651
Total	$26,734,282	$–	$–	$26,734,282

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of August 31, 2017 based on input levels assigned as August 31, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Funds (the “Agreement”), the Adviser manages each Fund’s investments subject to oversight of the Board. As compensation for its management services each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of each Fund. For the fiscal year ended August 31, 2017, the Adviser earned fees of $150,353 from the Growth Equity Fund, $108,026 from the Value Equity Fund and $242,188 from the Yield-Focus Equity Fund before the reimbursements described below. At August 31, 2017, the Growth Equity Fund owed the Adviser $3,201 and the Yield-Focus Fund owed the Adviser $6,417. At August 31, 2017, the Value Equity Fund was due $327 from the Adviser.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.00% of each Fund’s average daily net assets through December 31, 2017 (“Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed for a period of 36 months following the month during which such fee waiver or expense reimbursement was made, less any reimbursement previously paid, if such recoupment can be achieved within the Expense Limitation as well as any expense limitation in effect at the time the reimbursement is made. This expense cap agreement may be terminated by the Board at any time.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

As of August 31, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements up to the amounts of $288,287, $259,836 and $529,840 from the Growth Equity Fund, Value Equity Fund and Yield-Focus Equity Fund, respectively, no later than August 31, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Funds with non-investment related administration and compliance, fund accounting and transfer agent services. For the year ended August 31, 2017, fees incurred for administration, fund accounting and transfer agent services, and the amounts due to the Administrator at August 31, 2017 were as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Administration	$33,679	$24,175	$54,346
Fund Accounting	22,454	16,115	36,431
Transfer Agent	18,061	12,968	29,195
Payable to Administrator	6,772	4,977	8,395

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 75, death, resignation or is removed. “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust each receives annual compensation of $15,000 from the Trust. Each Committee Chairperson receives an additional annual compensation of $1,000 from the Trust. Independent Trustees also receive $1,000 for attending each special in-person meeting and up to $1,000 for attending special telephonic meetings, depending on the length of the telephonic meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

The officers and one Trustee of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares in connection with the promotion and distribution of each Fund’s Investor Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Investor Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expense”). The Funds or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the year ended August 31, 2017, Investor Shares 12b-1 expense incurred by the Growth Equity Fund was $447, $11 for the Value Equity Fund, and $13,274 for the Yield-Focus Equity Fund. At August 31, 2017, the Distributor was owed $111 by the Growth Equity Fund and $268 for the Yield Focus Equity Fund for Investor Shares 12b-1 expenses.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2017

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2017, purchases and sales of investment securities, excluding short-term securities were as follows:

Fund	Purchases	Sales
Growth Equity Fund	$16,978,276	$15,735,988
Value Equity Fund	11,703,951	11,430,883
Yield-Focus Equity Fund	18,693,088	33,159,607

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2017.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At August 31, 2017, National Financial Services LLC (“NFS”) and Charles Schwab & Co. Inc. (“Schwab”) owned, as record shareholder, 49.34% and 46.61%, respectively, of the outstanding shares of the Growth Equity Fund. At August 31, 2017, NFS and Schwab owned, as record shareholder, 52.70% and 44.57%, respectively, of the outstanding shares of the Value Equity Fund. At August 31, 2017, NFS and Schwab owned, as record shareholder, 61.75% and 30.30%, respectively, of the outstanding shares of the Yield-Focus Equity Fund. It is not known whether NFS, Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Equity Fund	20,100,658	4,420,932	(200,604)	4,220,328
Value Equity Fund	13,551,723	3,001,719	(136,883)	2,864,836
Yield-Focus Equity Fund	23,902,864	3,262,022	(430,604)	2,831,418

The tax character of distributions paid during the year ended August 31, 2017 and 2016, were as follows:

2017

	Ordinary Income	Net Long-Term Capital Gains	Return of Captial	Total Distributions Paid
Growth Equity Fund	$44,491	$172,588	$–	$217,079
Value Equity Fund	115,339	–	–	115,339
Yield-Focus Equity Fund	1,067,872	–	–	1,067,872

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2017

NOTE 7. FEDERAL TAX INFORMATION – continued

2016

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Growth Equity Fund	$208,724	$109,499	$–	$318,223
Value Equity Fund	105,289	50,549	–	155,838
Yield-Focus Equity Fund	1,250,094	–	–	1,250,094

At August 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation	Total Accumulated Earnings (Losses)
Growth Equity Fund	$10,347	$1,614,270	$–	$4,220,328	$5,844,945
Value Equity Fund	90,491	–	(453,145)	2,864,836	$2,502,182
Yield-Focus Equity Fund	126,541	–	(4,718,284)	2,831,418	$(1,760,325)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses, return of capital adjustments, interest accruals on trust preferred securities and mark-to-market of passive foreign investment companies.

As of August 31, 2017, the Value Equity Fund and Yield-Focus Equity Fund, respectively, had available for tax purposes an unused capital loss carryforward of $453,145, and $4,718,284 of short-term capital losses with no expiration, which was available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions from August 31, 2017 through the date these financial statements were issued that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Capitol Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (the “Funds”), each a series of the Capitol Series Trust, as of August 31, 2017, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Funds for the periods presented through August 31, 2016, were audited by other auditors whose report dated October 26, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from custodians or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2017, the results of their operations, changes in their net assets and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Grandview Heights, Ohio

October 27, 2017

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from March 1, 2017 to August 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Meritage Growth Equity Fund
Institutional Class
Actual	$1,000.00	$1,085.20	$5.26	1.00%
Hypothetical**	$1,000.00	$1,020.16	$5.09	1.00%
Investor Class
Actual	$1,000.00	$1,084.20	$6.57	1.25%
Hypothetical**	$1,000.00	$1,018.90	$6.36	1.25%
Meritage Value Equity Fund
Institutional Class
Actual	$1,000.00	$1,036.60	$5.13	1.00%
Hypothetical**	$1,000.00	$1,020.16	$5.09	1.00%
Meritage Yield-Focus Equity Fund
Institutional Class
Actual	$1,000.00	$1,013.70	$5.08	1.00%
Hypothetical**	$1,000.00	$1,020.16	$5.09	1.00%
Investor Class
Actual	$1,000.00	$1,013.20	$6.34	1.25%
Hypothetical**	$1,000.00	$1,018.90	$6.36	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.
**	Assumes 5% return before expenses.

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 72 Trustee Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to present).
Mary M. Morrow Age: 59 Trustee Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to present).

Previous Position(s): Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 8 series.

Interested Trustees & Officers
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey*** Age: 60 Chairman of the Board and Trustee Began Serving: March 2017

Principal Occupation(s): President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): President of Ultimus Managers Trust (June 2012 to October 2013).

Matthew J. Miller Age: 41 Chief Executive Officer and President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

TRUSTEES AND OFFICERS (Unaudited) (continued)

Interested Trustees & Officers – continued
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond Age: 37 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

John C. Swhear Age: 56 Chief Compliance Officer Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Associate Director of Fund Administration, Ultimus Fund Solutions, LLC (May 2017 to present); Chief Compliance Officer of Unified Financial Securities, LLC (the Distributor) (July 2007 to present); Chief Compliance Officer, Vice President of Valued Advisers Trust (August 2008 to present); and Assistant Secretary, First Western Funds Trust (April 2017 to present).

Previous Position(s): Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to May 2017); President, Unified Series Trust (March 2012 to January 2016); Director, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 2014 to December 2015); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to December 2015); Director of Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (July 2014 to December 2015); Secretary, The Huntington Funds (April 2010 to February 2012); and Senior Vice President, Unified Series Trust (May 2007 to March 2012).

Stacey Havens Age: 51 Vice President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

TRUSTEES AND OFFICERS (Unaudited) (continued)

Interested Trustees & Officers – continued
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Tiffany R. Franklin Age: 41 Secretary Began Serving: December 2015

Principal Occupation(s): Senior Paralegal, Ultimus Fund Solutions, LLC (December 2015 to present); Assistant Secretary, Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust (October 2016 to present); and Assistant Secretary, Cross Shore Discovery Fund (2017 to present; and Assistant Secretary, Caldwell & Orkin Funds, Inc. (June 2017 to present).

Previous Position(s): Paralegal, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Secretary, The Huntington Funds (December 2015 to March 2016); and Secretary, Huntington Strategy Shares (December 2015 to March 2016).

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

**	The Trust currently consists of 8 series.

***	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 261-0104 to request a copy of the SAI or to make shareholder inquiries.

OTHER FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended August 31, 2017, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Growth Equity Fund	100.00%
Value Equity Fund	100.00%
Yield-Focus Equity Fund	93.98%

For the taxable year ended August 31, 2017, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Growth Equity Fund	100.00%
Value Equity Fund	100.00%
Yield-Focus Equity Fund	76.89%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Growth Equity Fund	$172,588

FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾   Social Security number

◾   account balances and account transactions

◾   account transactions, transaction or loss history and purchase history

◾   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-261-0104

Who we are
Who is providing this notice?	Capitol Series Trust
What we do
How does Capitol Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

◾   open an account or deposit money

◾   buy securities from us or sell securities to us

◾   make deposits or withdrawals from your account provide account information

◾   give us your account information

◾   make a wire transfer

◾   tell us who receives the money

◾   tell us where to send the money

◾   show your government-issued ID

◾   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾   affiliates from using your information to market to you

◾   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾   Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾   Capitol Series Trust doesn’t jointly market financial products or services to you.

PROXY VOTING – (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 261-0104 and (2) from Funds documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Robert G. Dorsey, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and     President

John C. Swhear, Chief Compliance Officer, and     Vice-President

Stacey Havens, Vice President

Zachary P. Richmond, Treasurer and Chief Financial     Officer

Tiffany R. Franklin, Secretary

INVESTMENT ADVISER

Meritage Portfolio Management, Inc.

7500 College Boulevard, Suite 1212

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 200

Grandview Heights, OH 43212

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Preserver Alternative Opportunities Fund

Institutional Shares – PAOIX

Retail Shares – PAORX

Annual Report

August 31, 2017

PreserverPartners, LLC

8700 Trail Lake Drive West, Suite 105

Memphis, Tennessee 38125

(844) 838-2119 or (901) 755-4737

Dear Fellow Shareholders,

We are pleased to present the Annual Report for the Preserver Alternative Opportunities Fund (“Fund”). For the period September 1, 2016 through August 31, 2017, the Preserver Alternative Opportunities Fund’s Institutional Class (PAOIX) and Retail Class (PAORX) returned 12.04% and 11.84%, respectively. These returns exceeded the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index return of 0.49%, and the Morningstar Multi-Alternative Category Average(a) return of 3.54%, for the same period. For the three months ended August 31, 2017, PAOIX returned 3.37% and PAORX returned 3.38%. These returns also exceeded Bloomberg Barclays U.S. Aggregate Bond Index return of 1.23% and the Morningstar Multi-Alternative Category Average return of 1.06%, for the three months ended August 31, 2017.

The Fund’s outperformance, compared to the category and benchmark, was driven by its equity and corporate bond allocations and current income. The Fund has allocations to global equities, closed-end funds, non-agency mortgage-backed securities, preferred stocks, corporate bonds and U.S. Treasury bonds. Within the underlying securities, Burford Capital, Ltd. (up 369%), Adidas AG (up 82%), and Smart Metering Systems (up 58%) were the strongest gainers from our cost basis. The weakest performers from our cost basis were Calbee, Inc. (down 15%), Stericycle, Inc. Series A Preferred (down 14%), and KMI, Inc. Series A Preferred (down 9%). The Fund sold its investment in a reinsurance interval fund due to lowered return expectations prior to Hurricanes Harvey and Irma in September. The Fund also redeemed its investments in a private investment fund focused on participating mortgages. At present, there are no illiquid or sub-advised portfolios in the Fund. Annual portfolio turnover was approximately 70%.

While we echo the consensus opinion that U.S. equity valuations are stretched, we believe U.S. fixed income markets are even less appealing, leaving limited options for beta-driven returns. Given the current environment, the Fund has larger than normal allocations to global equities and equity-linked securities and will likely remain so until there are signs of an economic recession. Bond yields have once again defied conventional wisdom and are at the same levels they were one year ago. Closed-end funds and preferred securities have limited appeal but there is some value in residential and commercial mortgage-backed securities.

The Fund had a successful year and has provided attractive risk-adjusted returns. Your long-term investment horizon and confidence in our investment philosophy is essential to the execution of our strategy. We appreciate your continued support.

Sincerely,

Floyd Tyler, Ph.D., CFA

Portfolio Manager

(a)

These funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocation to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

1

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2017

	One Year	Since Inception (3/1/16)
Preserver Alternative Opportunities Fund
Institutional Shares	12.04%	12.25%
Retail Shares	11.84%	11.98%
Bloomberg Barclays U.S. Aggregate Bond Index (b)	0.49%	2.77%
	Expense Ratios(c)
	Institutional Shares	Retail Shares
Gross	3.22%	3.47%
With Applicable Waivers	2.05%	2.30%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Preserver Alternative Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2119.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee waivers during the applicable period. If such fee waivers had not occurred, the quoted performance would have been lower.

(b) The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) covers the U.S. investment grade fixed rate bond market (measuring bonds with maturities of at least one year), with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Fund’s prospectus dated December 29, 2016. PreserverPartners, LLC (the “Adviser”), the Fund’s adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets through December 29, 2017. This expense cap agreement may be terminated by the Board of Trustees at any time. Additional information pertaining to the Fund’s expense ratios as of August 31, 2017, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (844) 838-2119. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

2

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on March 1, 2016 (commencement of operations) and held through August 31, 2017. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2119. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

3

Portfolio Illustration (Unaudited)

August 31, 2017

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of the fair value of portfolio investments.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4

Preserver Alternative Opportunities Fund

Schedule of Investments

August 31, 2017

Shares		Fair Value
COMMON STOCKS – 63.97%

	Australia – 2.10%
	Consumer Discretionary – 1.11%
12,000	Aristocrat Leisure Ltd.	$201,940

	Industrials – 0.99%
30,716	Sydney Airport	180,682

		382,622

	Canada – 2.24%
	Real Estate – 0.79%
16,226	NorthWest Healthcare Properties Real Estate Investment Trust	142,932

	Utilities – 1.45%
6,000	Brookfield Infrastructure Partners LP	264,780

		407,712

	Denmark – 1.05%
	Consumer Discretionary – 1.05%
1,800	Pandora A/S	191,324

		191,324

	France – 1.34%
	Industrials – 1.34%
2,200	Thales SA	243,571

		243,571

	Germany – 5.40%
	Consumer Discretionary – 0.98%
800	adidas AG	179,571

	Consumer Staples – 1.20%
1,800	Henkel AG & Co. KGaA	217,929

	Financials – 0.59%
1,800	AURELIUS SE & Co. KGaA	106,779

	Materials – 1.23%
3,000	LANXESS AG	223,750

	Real Estate – 1.40%
6,000	Deutsche Wohnen SE	254,857

		982,886

	Israel – 1.52%
	Industrials – 1.52%
2,000	Elbit Systems Ltd.	276,380

		276,380

See accompanying notes which are an integral part of these financial statements.

5

Preserver Alternative Opportunities Fund

Schedule of Investments (continued)

August 31, 2017

Shares		Fair Value
COMMON STOCKS – (continued)

	Japan – 7.07%
	Consumer Discretionary – 3.28%
7,200	McDonald’s Holdings Co. Japan Ltd.	$319,920
7,000	Sony Corp. ADR	277,410

		597,330

	Consumer Staples – 1.12%
6,000	Calbee, Inc.	205,203

	Information Technology – 2.67%
10,000	Amano Corp.	234,037
9,500	Nippon Ceramic Co. Ltd.	252,060

		486,097

		1,288,630

	Switzerland – 1.28%
	Financials – 1.28%
1,650	Chubb Ltd.	233,343

		233,343

	United Kingdom – 8.33%
	Financials – 5.33%
45,000	Burford Capital Ltd.	673,344
2,000	Willis Towers Watson PLC	296,940

		970,284

	Health Care – 1.51%
20,000	Abcam PLC	275,209

	Information Technology – 1.49%
30,000	Smart Metering Systems PLC	271,976

		1,517,469

	United States – 33.64%
	Consumer Discretionary – 4.04%
7,000	Liberty Media Corp.-Liberty Formula One, Class C*	275,100
2,000	Marriott International, Inc., Class A	207,160
1,000	Mohawk Industries, Inc.*	253,120

		735,380

	Energy – 2.97%
9,000	Enterprise Products Partners LP(a)(b)	234,630
4,000	EQT Midstream Partners LP(a)	305,480

		540,110

See accompanying notes which are an integral part of these financial statements.

6

Preserver Alternative Opportunities Fund

Schedule of Investments (continued)

August 31, 2017

Shares		Fair Value
COMMON STOCKS – (continued)

	Financials – 8.63%
2,000	Berkshire Hathaway, Inc., Class B(b)*	$362,320
600	BlackRock, Inc.	251,406
8,000	Blackstone Group LP/The(a)	261,840
2,500	First Republic Bank	242,625
15,000	Great Ajax Corp.	212,700
5,000	Western Alliance Bancorp.*	241,150

		1,572,041

	Health Care – 3.91%
2,000	Laboratory Corp. of America Holdings*	313,740
2,000	UnitedHealth Group, Inc.	397,800

		711,540

	Industrials – 4.96%
4,000	AMETEK, Inc.	253,000
2,000	FedEx Corp.	428,760
13,000	Fortress Transportation & Infrastructure Investors LLC	221,650

		903,410

	Information Technology – 1.70%
2,000	Adobe Systems, Inc.*	310,320

	Materials – 1.48%
2,300	Monsanto Co.	269,560

	Real Estate – 4.81%
2,500	Digital Realty Trust, Inc.	295,850
12,240	Landmark Infrastructure Partners LP(a)	202,572
3,000	Prologis, Inc.	190,080
1,200	Simon Property Group, Inc.	188,220

		876,722

	Utilities – 1.14%
7,000	CenterPoint Energy, Inc.	207,340

		6,126,423

	Total Common Stocks (Cost $9,894,160)	11,650,360

PREFERRED STOCKS – 2.68%

	United States – 2.68%
	Energy – 1.15%
5,000	Kinder Morgan, Inc., Series A, 9.75%	210,850

	Industrials – 0.98%
3,000	Stericycle, Inc., 5.25%	178,320

	Real Estate – 0.55%
4,000	Invesco Mortgage Capital, Inc., Series A, 7.75%	100,400

	Total Preferred Stocks (Cost $537,154)	489,570

See accompanying notes which are an integral part of these financial statements.

7

Preserver Alternative Opportunities Fund

Schedule of Investments (continued)

August 31, 2017

Principal Amount		Fair Value
CORPORATE BONDS – 8.67%

	United States – 8.67%
	Consumer Discretionary – 1.95%
$120,000	International Game Technology PLC, 5.35%, 10/15/23	$124,200
110,000	Ruby Tuesday, Inc., 7.63%, 5/15/20	110,000
120,000	Scientific Games International, Inc., 6.25%, 9/1/20	121,200

		355,400

	Energy – 0.56%
100,000	Genesis Energy LP, 6.75%, 8/1/22	101,750

	Financials – 1.14%
200,000	Stifel Financial Corp., 4.25%, 7/18/24	206,632

	Health Care – 1.25%
130,000	CHS/Community Health Systems, Inc., 7.13%, 7/15/20	122,769
100,000	Tenet Healthcare Corp., 8.13%, 4/1/22	105,250

		228,019

	Industrials – 2.13%
120,000	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	142,350
100,000	Timken Co./The, 3.88%, 9/1/24	102,382
150,000	Triumph Group, Inc., 5.25%, 6/1/22	143,625

		388,357

	Materials – 0.56%
100,000	United States Steel Corp., 7.00%, 2/1/18	102,025

	Real Estate – 0.58%
100,000	Senior Housing Properties Trust, 4.75%, 5/1/24	105,737

	Utilities – 0.50%
100,000	Ferrellgas Partners LP, 8.63%, 6/15/20	91,000

	Total Corporate Bonds (Cost $1,483,575)	1,578,920

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.09%
92,849	Banc of America Mortgage Securities, Inc., Series 2004-K, Class B3, 3.69%, 12/25/34(c)	89,300
55,492	Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/33	57,842
72,387	Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1, 3.35%, 2/20/35(c)	73,237
28,317	GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 1.73%, 6/25/35(c)	27,057
134,746	HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 3.07%, 11/19/34(c)	133,467
189,499	Impac CMB Trust, Series 2005-08, Class 2B, 3.48%, 2/25/36(c)	183,190

	Total Collateralized Mortgage Obligations (Cost $537,275)	564,093

See accompanying notes which are an integral part of these financial statements.

8

Preserver Alternative Opportunities Fund

Schedule of Investments (continued)

August 31, 2017

Principal Amount		Fair Value
ASSET-BACKED SECURITIES – 2.40%
$141,489	American Airlines, Inc. Pass Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20(d)	$148,386
289,497	Residential Asset Mortgage Products, Inc., Series 2001-RS2, 2.66%, 6/25/31(c)	288,914

	Total Asset-Backed Securities (Cost $407,158)	437,300

U.S. TREASURY OBLIGATIONS — 3.55%
200,000	United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/25(e)	208,420
200,000	United States Treasury Note, 1.13%, 2/28/21	197,285
250,000	United States Treasury Note, 1.63%, 2/15/26	241,489

	Total U.S. Treasury Obligations (Cost $651,591)	647,194

Shares
CLOSED-END FUNDS — 5.12%
10,000	Eaton Vance Limited Duration Income Fund	139,400
13,000	Pioneer Diversified High Income Trust	213,200
17,500	Pioneer Municipal High Income Advantage Trust	205,100
13,000	Western Asset Emerging Markets Debt Fund, Inc.	203,190
17,000	Western Asset Global High Income Fund, Inc.	172,380

	Total Closed-End Funds (Cost $877,026)	933,270

FOREIGN REGISTERED CLOSED-END FUNDS — 2.12%
12,000	Third Point Offshore Investors Ltd.	193,980
49,265	VinaCapital Vietnam Opportunity Fund Ltd.	192,812

	Total Foreign Registered Closed-End Funds (Cost $346,346)	386,792

EXCHANGE-TRADED FUNDS — 1.68%
6,000	SPDR Bloomberg Barclays Convertible Securities ETF	306,120

	Total Exchange-Traded Funds (Cost $282,513)	306,120

MONEY MARKET SECURITIES — 6.72%
1,223,602	Fidelity Investments Money Market Government Portfolio, Class I, 0.89%(f)	1,223,602

	Total Money Market Securities (Cost $1,223,602)	1,223,602

	Total Investments – 100.04% (Cost $16,240,400)	$18,217,221

	Liabilities in Excess of Other Assets – (0.04)%	(7,624)

	NET ASSETS – 100.00%	$18,209,597

See accompanying notes which are an integral part of these financial statements.

9

Preserver Alternative Opportunities Fund

Schedule of Investments (continued)

August 31, 2017

(a)	Master Limited Partnership
(b)	All or a portion of the security is held as collateral for unsettled security transactions.
(c)	Variable or Floating Rate Security. Rate fluctuations may be based on index changes, prepayment or underlying positions and/or other variables. Rate presented is as of August 31, 2017.
(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(f)	Rate disclosed is the seven day effective yield as of August 31, 2017.
*	Non-income producing security.
ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

10

Preserver Alternative Opportunities Fund

Statement of Assets and Liabilities

August 31, 2017

Assets
Investments in securities at fair value (cost $16,240,400)	$18,217,221
Receivable for fund shares sold	100
Dividends and interest receivable	44,533
Tax reclaims receivable	4,219
Prepaid expenses	7,153
Total Assets	18,273,226
Liabilities
Payable for fund shares redeemed	12,145
Payable to Adviser	10,921
Payable to Administrator	7,167
Accrued 12b-1 fees – Retail class	882
Payable to auditors	20,500
Other accrued expenses	12,014
Total Liabilities	63,629
Net Assets	$18,209,597
Net Assets consist of:
Paid-in capital	$16,113,836
Accumulated undistributed net investment loss	(17,172)
Accumulated undistributed net realized gain from investments	135,866
Net unrealized appreciation on investments	1,977,067
Net Assets	$18,209,597
Institutional Shares:
Net Assets	$16,022,208
Shares outstanding	1,375,391
Net asset value (“NAV”), offering and redemption price per share(a)	$11.65
Retail Shares:
Net Assets	$2,187,389
Shares outstanding	188,162
Net asset value (“NAV”), offering and redemption price per share(a)	$11.63

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

11

See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund

Statement of Operations

For the year ended August 31, 2017

Investment Income
Dividend income (net of foreign taxes withheld of $8,964)	$328,473
Interest income	164,823
Total investment income	493,296
Expenses
Investment Adviser	109,653
Administration	28,501
Fund accounting	22,500
Audit	20,762
Registration	16,895
Printing	16,250
Transfer agent	14,749
Pricing	13,194
Offering	10,332
Legal	9,162
Trustee	6,967
Custodian	6,829
12b-1 fees – Retail Shares	4,436
Miscellaneous	20,604
Total expenses	300,834
Fees contractually waived by Adviser	(40,278)
Net operating expenses	260,556
Net investment income	232,740
Net Realized and Change in Unrealized Gain (Loss) on Investments
Long-term capital gain dividends from investment companies	2,063
Net realized gain on investment securities transactions	126,031
Net realized loss on foreign currency translations	(28,926)
Net change in unrealized appreciation of investment securities and foreign currency translations	1,405,573
Net realized and change in unrealized gain on investments	1,504,741
Net increase in net assets resulting from operations	$1,737,481

12

See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(a)
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$232,740	$73,829
Long-term capital gain dividends from investment companies	2,063	—
Net realized gain (loss) on investment securities transactions and foreign currency translations	97,105	(10,611)
Net change in unrealized appreciation of investment securities and foreign currency translations	1,405,573	571,494
Net increase in net assets resulting from operations	1,737,481	634,712
Distributions From:
Net investment income:
Institutional Shares	(239,216)	—
Retail Shares	(28,812)	—
Net realized gains:
Institutional Shares	(7,459)	—
Retail Shares	(995)	—
Total distributions	(276,482)	—
Capital Transactions – Institutional Shares
Proceeds from shares sold	5,835,841	9,304,557
Reinvestment of distributions	244,577	—
Amount paid for shares redeemed	(1,014,138)	(197,744)
Proceeds from redemption fees(b)	72	—
Total Institutional Shares	5,066,352	9,106,813
Capital Transactions – Retail Shares
Proceeds from shares sold	882,175	1,687,743
Reinvestment of distributions	29,807	—
Amount paid for shares redeemed	(630,505)	(28,531)
Proceeds from redemption fees(b)	32	—
Total Retail Shares	281,509	1,659,212
Net increase in net assets resulting from capital transactions	5,347,861	10,766,025
Total Increase in Net Assets	6,808,860	11,400,737
Net Assets
Beginning of period	11,400,737	—
End of period	$18,209,597	$11,400,737
Accumulated undistributed net investment income (loss) included in net assets at end of period	$(17,172)	$54,410
Share Transactions – Institutional Shares
Shares sold	535,360	928,043
Shares issued in reinvestment of distributions	23,205	—
Shares redeemed	(92,631)	(18,586)
Total Institutional Shares	465,934	909,457
Share Transactions – Retail Shares
Shares sold	80,710	167,001
Shares issued in reinvestment of distributions	2,828	—
Shares redeemed	(59,689)	(2,688)
Total Retail Shares	23,849	164,313

(a)	For the period March 1, 2016 (commencement of operations) through August 31, 2016.
(b)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

13

See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund - Institutional Shares

Financial Highlights

Selected data for a share outstanding throughout each period.

	For the year ended August 31, 2017	For the period ended August 31, 2016(a)
Net asset value, at beginning of period	$10.62	$10.00

Income from investment operations:

Net investment income	0.18	0.07

Net realized and unrealized gain on investments	1.08	0.55

Total from investment operations	1.26	0.62

Distributions from:

Net investment income	(0.22)	—

Net realized gain	(0.01)	—

Total from distributions	(0.23)	—

Net asset value, at end of period	$11.65	$10.62

Total Return(b)	12.04%	6.20	%(c)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$16,022	$9,659

Before waiver:

Ratio of expenses to average net assets	2.02%	2.92	%(d)

After waiver:

Ratio of expenses to average net assets	1.75%	1.75	%(d)

Ratio of net investment income to average net assets	1.62%	1.44	%(d)

Portfolio turnover(e)	72%	20	%(c)

(a)	For the period March 1, 2016 (commencement of operations) through August 31, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

14

See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund - Retail Shares

Financial Highlights

Selected data for a share outstanding throughout each period.

	For the year ended August 31, 2017	For the period ended August 31, 2016(a)
Net asset value, at beginning of period	$10.60	$10.00

Income from investment operations:

Net investment income	0.17	0.05

Net realized and unrealized gain on investments	1.07	0.55

Total from investment operations	1.24	0.60

Distributions from:

Net investment income	(0.20)	—

Net realized gain	(0.01)	—

Total from distributions	(0.21)	—

Net asset value, at end of period	$11.63	$10.60

Total Return(b)	11.84%	6.00	%(c)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$2,187	$1,742

Before waiver:

Ratio of expenses to average net assets	2.27%	3.17	%(d)

After waiver:

Ratio of expenses to average net assets	2.00%	2.00	%(d)

Ratio of net investment income to average net assets	1.38%	1.19	%(d)

Portfolio turnover(e)	72%	20	%(c)

(a)	For the period March 1, 2016 (commencement of operations) through August 31, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

15

See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund

Notes to the Financial Statements

August 31, 2017

NOTE 1. ORGANIZATION

The Preserver Alternative Opportunities Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on September 16, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is PreserverPartners, LLC (the “Adviser”). The investment objective of the Fund is to seek current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

The Fund currently offers two classes of shares, Institutional Shares and Retail Shares. The Fund commenced operations on March 1, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Both share classes impose a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the

16

Preserver Alternative Opportunities Fund

Notes to Financial Statements (continued)

August 31, 2017

requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the 2016 tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These

17

Preserver Alternative Opportunities Fund

Notes to Financial Statements (continued)

August 31, 2017

differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended August 31, 2017, the Fund made the following reclassifications of net assets, which was due to foreign currency reclassifications and return of capital distributions from underlying securities:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$(50)	$(36,294)	$36,344

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

18

Preserver Alternative Opportunities Fund

Notes to Financial Statements (continued)

August 31, 2017

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security may be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount that the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

19

Preserver Alternative Opportunities Fund

Notes to Financial Statements (continued)

August 31, 2017

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2017:

	Valuation Inputs
Asset Category	Level 1	Level 2	Level 3	Total
Common Stocks	$11,650,360	$–	$–	$11,650,360
Preferred Stocks	489,570	–	–	489,570
Corporate Bonds	–	1,578,920	–	1,578,920
Collateralized Mortgage Obligations	–	564,093	–	564,093
Asset-Backed Securities	–	437,300	–	437,300
U.S. Treasury Obligations	–	647,194	–	647,194
Closed-End Funds	933,270	–	–	933,270
Foreign Registered Closed-End Funds	386,792	–	–	386,792
Exchange-Traded Funds	306,120	–	–	306,120
Money Market Securities	1,223,602	–	–	1,223,602
Total	$14,989,714	$3,227,507	$–	$18,217,221

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of August 31, 2017 based on input levels assigned at August 31, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2017, the Adviser earned fees of $109,653 from the Fund. At August 31, 2017, the Fund owed the Adviser $10,921.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets through December 29, 2017 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed for a period of 36 months following the month during which such fee waiver or expense reimbursement was made, less any reimbursement previously paid, if such recoupment can be achieved within the Expense Limitation as well as any expense limitation in effect at the time the reimbursement is made. This expense cap agreement may be terminated by the Board at any time. As of August 31, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $101,990 from the Fund no later than August 31, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory

20

Preserver Alternative Opportunities Fund

Notes to Financial Statements (continued)

August 31, 2017

reporting. For the fiscal year ended August 31, 2017, the Administrator earned fees of $28,501 for administration services, $14,749 for transfer agent services, and $22,500 for fund accounting services. At August 31, 2017, the Fund owed the Administrator $7,167 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 75, death, resignation or removal. “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust, each receive annual compensation of $15,000 from the Trust. Each Committee Chairperson receives an additional annual compensation of $1,000 from the Trust. Independent Trustees also receive $1,000 for attending each special in-person meeting and up to $1,000 for attending special telephonic meetings, depending on the length of the telephonic meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

The officers and one Trustee of the Trust are employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund’s Retail Shares in connection with the promotion and distribution of the Fund’s Retail Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Retail Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of whether 12b-1 Expenses are actually incurred. Accordingly, the 12b-1 Expenses of the Retail Shares of the Fund may be less than fees paid out by the class under the Plan. For the fiscal year ended August 31, 2017, Retail Shares 12b-1 expense incurred by the Fund was $4,436. At August 31, 2017, the Fund owed the Distributor $882 for Retail Shares 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2017, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$14,598,535
Sales	$9,830,280

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2017.

NOTE 6. FEDERAL TAX INFORMATION

As of August 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$1,938,369
Gross Unrealized Depreciation	(131,000)
Net Unrealized Appreciation (Depreciation)	$1,807,369

21

Preserver Alternative Opportunities Fund

Notes to Financial Statements (continued)

August 31, 2017

At August 31, 2017, the aggregate cost of securities for federal income tax purposes was $16,410,098 for the Fund.

The tax characterization of distributions for the fiscal year ended August 31, 2017, was as follows:

2017
Distributions paid from:
Ordinary Income	$271,945
Long-Term Capital Gains	$4,537
Total Distributions Paid	$276,482

At August 31, 2017, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Undistributed Ordinary Income	$152,521
Undistributed Long-Term Capital Gains	135,871
Unrealized Appreciation (Depreciation)(a)	1,807,369
Total Accumulated Earnings (Deficit)	$2,095,761

(a)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the mark-to-market adjustments on passive foreign investment companies, the tax treatment of return of capital adjustments and interest accruals on complex securities.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the 1940 Act. At August 31, 2017, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder, 78% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions from August 31, 2017 through the date these financial statements were issued that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Capitol Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Preserver Alternative Opportunities Fund (the “Fund”), a series of the Capitol Series Trust, as of August 31, 2017, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through August 31, 2016, were audited by other auditors whose report dated October 26, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2017, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Grandview Heights, Ohio

October 27, 2017

23

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on sales charges and short-term redemptions. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

24

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value, March 1, 2017	Ending Account Value, August 31, 2017	Expenses Paid During Period(a)	Annualized Expense Ratio
Preserver Alternative Opportunities Fund
Institutional Shares	Actual	$1,000.00	$1,062.00	$9.10	1.75%

	Hypothetical(b)	$1,000.00	$1,016.38	$8.89	1.75%

Retail Shares	Actual	$1,000.00	$1,060.20	$10.39	2.00%

	Hypothetical(b)	$1,000.00	$1,015.12	$10.16	2.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 43% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2017 ordinary income dividends, 30% qualifies for the corporate dividends received deduction.

For the fiscal year ended August 31, 2017, the Fund designated $4,537 as 20% long-term capital gain distributions.

25

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 72 Trustee Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to present).

Mary M. Morrow Age: 59 Trustee Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to present).

Previous Position(s): Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 8 series.

Interested Trustees & Officers

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey*** Age: 60 Chairman of the Board and Trustee Began Serving: March 2017

Principal Occupation(s): President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): President of Ultimus Managers Trust (June 2012 to October 2013).

26

Trustees and Officers (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 41 Chief Executive Officer and President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 37 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

27

Trustees and Officers (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear Age: 56 Chief Compliance Officer Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Associate Director of Fund Administration, Ultimus Fund Solutions, LLC (May 2017 to present); Chief Compliance Officer of Unified Financial Securities, LLC (the Distributor) (July 2007 to present); Chief Compliance Officer, Vice President of Valued Advisers Trust (August 2008 to present); Secretary, The Cutler Trust (August 2017 to present); and Assistant Secretary, First Western Funds Trust (April 2017 to present).

Previous Position(s): Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to May 2017); President, Unified Series Trust (March 2012 to January 2016); Director, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 2014 to December 2015); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to December 2015); Director of Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (July 2014 to December 2015); Secretary, The Huntington Funds (April 2010 to February 2012); and Senior Vice President, Unified Series Trust (May 2007 to March 2012).

Stacey Havens Age: 51 Vice President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

28

Trustees and Officers (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Tiffany R. Franklin Age: 41 Secretary Began Serving: December 2015

Principal Occupation(s): Senior Paralegal, Ultimus Fund Solutions, LLC (December 2015 to present); Assistant Secretary, Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust (October 2016 to present); and Assistant Secretary, Cross Shore Discovery Fund (2017 to present; and Assistant Secretary, Caldwell & Orkin Funds, Inc. (June 2017 to present).

Previous Position(s): Paralegal, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Secretary, The Huntington Funds (December 2015 to March 2016); and Secretary, Huntington Strategy Shares (December 2015 to March 2016).

Stephen L. Preston Age: 51 Anti-Money Laundering Compliance Officer Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC from June 2011 to present.
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 8 series.
***	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2119 to request a copy of the SAI or to make shareholder inquiries.

29

Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) on June 19, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for a additional one-year period of the Investment Advisory Agreement between the Trust and Preserver Partners, LLC (“Preserver”) (the “Investment Advisory Agreement”) with respect to the Preserver Alternative Opportunities Fund (the “Preserver Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Preserver and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Preserver, including, but not limited to: Preserver’s response to counsel’s due diligence letter requesting information relevant to renewal of the Investment Advisory Agreement; the operating expense limitation agreement currently in effect between Preserver and the Preserver Fund (the “Expense Limitation Agreement”); and Morningstar expense and performance data for comparative purposes (the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Preserver, Trust management, and with counsel to the Independent Trustees. This information, together with the information provided to and reviewed by the Board throughout the course of the prior two years, formed the primary, but not exclusive, basis for the Board’s determinations. Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from such counsel delineating the legal standards governing their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983). Representatives from Preserver also met with the Trustees and provided additional information to the Trustees regarding its services to the Preserver Fund, including but not limited to, information regarding its investment philosophy, the firm’s compliance culture, the ownership structure of Preserver, financial statements of Preserver, Fund expenses subsidized by Preserver, resources available to service the Preserver Fund, expenses and profitability, Preserver’s future plans with regard to the Preserver Fund, and other benefits that Preserver derived from its relationship with the Preserver Fund, among other topics. Representatives of Preserver also discussed with the Board, as they had at prior Board meetings, that while Preserver had initially contemplated that a sub-adviser would be utilized to advise a portion of the Fund, and that a subadvisory agreement with Semper Capital Management (“Semper”) had been initially approved by the Board at its September 16, 2015 meeting, the sub-advisory model was never implemented, and Preserver was not seeking re-approval of the Sub-Advisory Agreement with Semper. Preserver’s representatives further represented to the Board that Preserver intends to continue to advise the Fund’s entire portfolio indefinitely.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Preserver Fund over an extended time period, the Trustees discussed the facts and factors relevant to the continuation of the Investment Advisory Agreement, which incorporated and reflected their knowledge of

30

Preserver’s services to the Fund. Taking such information into account, the Board considered whether the overall arrangements between the Trust and Preserver as set forth in the Investment Advisory Agreement, including the investment advisory fees that the Preserver Fund pays to Preserver, continue to be fair and reasonable in light of the services Preserver performs, as well as such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following, with respect to the Preserver Fund: (1) the nature, extent, and quality of the services provided by Preserver with respect to the Preserver Fund; (2) the cost of the services to be provided and the profits and losses realized by Preserver from services rendered to the Trust with respect to the Preserver Fund; (3) comparative fee and expense data for the Preserver Fund and other investment companies or institutional accounts with similar investment objectives; (4) the extent to which economies of scale would be realized as the Preserver Fund grows, and whether the advisory fees for the Fund reflect such economies of scale for the Preserver Fund’s benefit; and (5) other financial benefits to Preserver resulting from services rendered to the Preserver Fund. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Preserver provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Preserver Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Preserver Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Preserver effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Preserver Fund. The Trustees also noted that Preserver performs certain marketing and compliance services for the Preserver Fund. The Trustees considered Preserver’s capitalization and its assets under management, noting that Preserver’s assets under management and number of accounts have both increased. The Trustees further considered the investment philosophy and experience of the portfolio management team. The Trustees also noted the Preserver Fund’s performance compared to its benchmark. The Trustees considered that the Preserver Fund outperformed its benchmark for the one-year and since-inception periods ended March 31, 2017. The Trustees also considered the Preserver Fund’s performance compared to its Morningstar peer group category. They noted that the Preserver Fund outperformed the median and average of its peer group for the one-year period ended May 31, 2017. The Trustees noted that the peer group comparison provided was filtered to include funds with a similar asset size to that of the Preserver Fund (less than $25 million), and discussed the appropriateness of such a comparison. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Preserver provides to the Preserver Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered Preserver’s profitability from the services that it renders to the Fund. The Trustees noted that Preserver is not yet profitable as a result of its advisory services to the Preserver Fund, and in particular that Preserver had incurred a loss and had significant fee waivers and reimbursements to the Fund under its operating expenses limitation agreement during the one year period ending April 30, 2017. The Trustees also noted

31

that Preserver anticipated making a small profit for the one year period ending April 30, 2018 according to the pro forma profit/loss analysis that it provided to the Board. The Trustees also noted that while Preserver has not yet been profitable with respect to its services to the Preserver Fund, it is profitable overall, with sufficient capital to fulfill its contractual responsibilities under the Investment Advisory Agreement

Comparative Fee and Expense Data. The Trustees also considered the annual management fee that the Preserver Fund pays to Preserver under the Investment Advisory Agreement. They noted that the Preserver Fund’s gross management fee of 75 basis points is below both the average and median management fee reported for its relevant Morningstar peer group. The Trustees noted that the peer group comparisons of fee and expense data included in the Support Materials were also based upon funds with similar net asset levels of under $25 million. The Trustees also considered that Preserver has contractually agreed to reduce its management fees and, if necessary, reimburse the Preserver Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees further noted that the Preserver Fund’s total net expense ratio for both the institutional and retail share classes (after waivers and expense reimbursements) is above the average and median total net expense ratios (after waivers and expense reimbursements) reported for the same Morningstar peer group. The Trustees determined however, that even though the Preserver Fund’s total net expense ratio (after waivers and expense reimbursements) was somewhat above the median and average reported for its relevant Morningstar peer group, the net expense ratio is not out of line with the Fund’s peer group. The Trustees finally considered that the advisory fees that Preserver charges to the Fund are lower than the fees that Preserver charges to a limited partnership that it advises in the same investment strategy, the only institutional account in the same strategy. They noted however, that there are structural differences and differences in the services provided to the two funds. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that the Preserver Fund’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Preserver Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees noted that the advisory fees charged by Preserver do not contain any fee breakpoints, but that due to the Preserver Fund’s asset size, the Board concluded that it is not necessary to consider the implementation of fee breakpoints at this time. In addition, the Board noted that the Preserver Fund likely will not benefit from any economies of scale until fund assets increase.

Other Benefits. The Trustees considered the extent to which Preserver utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Preserver does not utilize such soft dollar arrangements, and that no affiliated brokers are utilized to execute the portfolio transactions of the Preserver Fund. The Trustees concluded that, all things considered, Preserver will not receive material additional financial benefits from services rendered to the Preserver Fund.

Based upon Preserver’s presentation to the Board and the Support Materials considered in connection with the renewal of the Investment Advisory Agreement, as well as the information provided throughout the course of the year, the Board concluded that the overall arrangements between the Trust and Preserver, as set forth in the Investment Advisory Agreement between the Trust and Preserver, are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

32

FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾   Social Security number

◾   account balances and account transactions

◾    account transactions, transaction or loss history and purchase history

◾   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-844-838-2119.

33

Who we are
Who is providing this notice?	Capitol Series Trust
What we do
How does Capitol Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

◾    open an account or deposit money

◾   buy securities from us or sell securities to us

◾   make deposits or withdrawals from your account provide account information

◾    give us your account information

◾   make a wire transfer

◾   tell us who receives the money

◾    tell us where to send the money

◾   show your government-issued ID

◾   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾    affiliates from using your information to market to you

◾   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾    Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾   Capitol Series Trust doesn’t jointly market financial products or services to you.

34

PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (844) 838-2119 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Robert G. Dorsey, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

John C. Swhear, Chief Compliance Officer

Stacey Havens, Vice President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Tiffany R. Franklin, Secretary

Stephen L. Preston, Anti-Money Laundering Compliance Officer

INVESTMENT ADVISER

PreserverPartners, LLC

8700 Trail Lake Drive West, Suite 105

Memphis, TN 38125

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 500

Grandview Heights, OH 43212

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

HEDEKER STRATEGIC APPRECIATION FUND

Institutional Shares – SAFFX

Annual Report

August 31, 2017

Hedeker Wealth LLC

One Overlook Point, Suite 610

Lincolnshire, Illinois 60069

(800) 657-4450

Letter to Shareholders	August 31, 2017

You miss 100% of the shots you don’t take – Wayne Gretzky

We are very pleased to share our first management letter with investors. I would like to start by thanking all the initial investors that expressed interest in this strategy as a mutual fund – your requests were the catalyst that created the Hedeker Strategic Appreciation Fund (the “Fund”).

Throughout the year our opportunistic style allowed us to capture alpha. We sought to exploit asymmetrical investments by targeting equity exposure in companies with positive fundamental or technical characteristics but also exhibited an attractive credit or bond profile. We have been patient through-out the year waiting for event driven opportunities to come to us. Divergent monetary policy and geopolitical events allowed us to enter macro strategies at valuations we deemed attractive.

The Fund is currently positioned with a 30% equity exposure to the Russell 2000® Index (“Russell 2000”). We view the Russell 2000 as uniquely positioned given the potential positive catalysts in tax reform, deregulation, slower than expected withdrawal of monetary stimulus and an upcoming earnings season with a weak U.S. dollar.

We are very pleased to report through August 31, 2017 the Fund has outperformed its equity exposure by capturing approximately 48% of the Russell 2000 return while keeping a volatility profile similar to U.S. Corporate Bonds. We view this outperformance being driven by strong security selection.

We continue to expect tailwinds for the Fund vs other debt strategies as rising rate environments are historically a difficult time for many debt investors total return prospects. As rates have, and we continue to expect, slowly grind higher we would look to our equity component to act as a natural hedge to the duration risk of our debt exposure. We anticipate the Federal Reserve to continue on its path of interest rate hikes with the risk being more dovish than hawkish.

Valuations continue to be influenced by central bank stimulus and policy decisions in Washington. This type of price action is notoriously very difficult to accurately forecast consistently and can have unintended consequences. Negative interest rates and extended periods of low levels of volatility are two examples. While low volatility does not mean you have the all clear to ramp-up risk or the market is overly complacent it does mean the short-term pricing deviations are expected to be muted. The “crowding out” of volatility is being driven by the unprecedented levels of accommodative monetary policy. As central banks are slowly removing the proverbial punch bowl, fiscal policy is looking to fill the void. This has emboldened market participants causing pullbacks to be more shallow and quicker to recover.

With that in mind, there are air pockets in asset valuation and liquidity driven tail risks that we are monitoring closely. A recent rise in algorithmic and black box machine driven learning within active investors coupled with an enormous capital inflow into passive strategies may cause liquidity issues and significant price dislocations. This could be triggered by passive investors as a herd rushing for the exits, especially in ETFs with the underling securities being far less liquid, and algorithmic and black box strategies reducing VAR or other risk-limits in times of stress. This may be exacerbated as investors have been pushed out of their preferred habit seeking increasingly lower levels of return per unit of risk due to the trillions of dollars of simulative capital which flowed into financial assets increasing valuations versus real assets which are inflationary.

1

We thrive in disjointed frequently emotional risk-off markets, often finding very attractive event driven investment opportunities. We are managing our 30% equity exposure conservatively with our downside protection of the bond floor. We view the U.S. economy as being in the 7th inning of the economic cycle and believe that we are properly positioned to grow higher with the equity market should the animal spirits continue but are defensively positioned on the downside should a risk-off event materialize faster than expected.

Sincerely,

Michael McClain, CFA

Portfolio Manager

Investors should carefully consider the investment objectives, risks, and charges and expenses of the fund before investing. The prospectus contains this and other information about the fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 800-657-4450.

Investing involves risk, including loss of principal. There is no guarantee that this, or any, investment strategy will be successful. A majority of the Fund’s assets will be invested in convertible securities that have credit ratings that are below investment grade or not rated. These “junk bonds” are considered speculative investments. Fixed income investments are affected by a number of risks, including fluctuation in interest rates, credit risk, and prepayment risk. In general, as prevailing interest rates rise, fixed income securities prices will fall. Some fixed income securities give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bonds during a time of declining interest rates, the Fund may have to invest the proceeds in an investment offering a lower yield. Convertible securities may be illiquid and difficult to value and may be subject to greater credit risk than other securities. Many of the convertible securities in which the Fund invests will be issued by small or medium sized companies located in foreign and emerging markets. Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. Small and mid cap investing involves greater risk no associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Past performance does not guarantee future performance.

Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. You cannot invest directly in an index.

The Hedeker Strategic Appreciation Fund is distributed by Ultimus Fund Distributors, LLC.

2

Investment Results (Unaudited)

Total Return(a) as of August 31, 2017

Since Inception (12/21/2016)
Hedeker Strategic Appreciation Fund
Institutional Shares	1.94%
Bloomberg Barclays Intermediate Government/Credit Index (b)	3.30%
Expense Ratio(c)
Institutional Shares

Gross Expense Ratio	1.47%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Hedeker Strategic Appreciation Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 657-4450.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(b) The Bloomberg Barclays Intermediate Government/Credit Index (“Index”) is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. The returns of the Index do not reflect the deduction of fees and expenses, whereas the Fund returns are shown net of fees. An individual cannot invest directly in an index.

(c) The expense ratio as disclosed in the Fund’s prospectus dated December 21, 2016, is based on estimated amounts for the current fiscal year. Hedeker Wealth LLC (the “Adviser”), the Fund’s adviser, has contractually agreed, until December 31, 2018, to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets. This expense cap agreement may be terminated by the Board of Trustees at any time. Additional information pertaining to the Fund’s expense ratios as of August 31, 2017, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 657-4450. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on December 21, 2016 (commencement of operations) and held through August 31, 2017. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 657-4450. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

4

Portfolio Illustration (Unaudited)

August 31, 2017

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of the fair value of portfolio investments.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

Hedeker Strategic Appreciation Fund

Schedule of Investments

August 31, 2017

Principal Amount		Fair Value
CONVERTIBLE BONDS – 92.00%

	Consumer Discretionary – 4.47%
$300,000	Carriage Services, Inc., 2.75%, 3/15/2021	$365,250
500,000	Ctrip.com International Ltd., 1.00%, 7/1/2020	564,687
325,000	Global Eagle Entertainment, Inc., 2.75%, 2/15/2035	207,610
300,000	Horizon Global Corp., 2.75%, 7/1/2022	310,688
400,000	Steinhoff Finance Holding N.V., 1.25%, 8/11/2022	444,648
500,000	Vitamin Shoppe, Inc., 2.25%, 12/1/2020	370,650

		2,263,533

	Energy – 4.02%
25,000	Cheniere Energy, Inc., 4.25%, 3/15/2045	17,297
300,000	DHT Holdings, Inc., 4.50%, 10/1/2019	295,890
500,000	Hurricane Energy PLC, 7.50%, 7/24/2022	521,117
850,000	PDC Energy, Inc., 1.13%, 9/15/2021	770,312
400,000	Tullow Oil Jersey Ltd., 6.63%, 7/12/2021	428,000

		2,032,616

	Financials – 17.54%
1,600,000	AmTrust Financial Services, Inc., 2.75%, 12/15/2044	1,200,000
1,000,000	Apollo Commercial Real Estate Finance, Inc., 4.75%, 8/23/2022	1,008,125
8,000	BlackRock Capital Investment Corp., 5.50%, 2/15/2018	8,160
500,000	GAIN Capital Holdings, Inc., 4.13%, 12/1/2018	506,562
808,000	GSV Capital Corp., 5.25%, 9/15/2018	814,565
250,000	Old Republic International Corp., 3.75%, 3/15/2018	311,908
500,000	PRA Group, Inc., 3.00%, 8/1/2020	463,580
1,000,000	Prospect Capital Corp., 4.95%, 7/15/2022	990,000
375,000	Resource Capital Corp., 8.00%, 1/15/2020	407,029
1,050,000	Safeguard Scientifics, Inc., 5.25%, 5/15/2018	1,098,615
1,200,000	TCP Capital Corp., 5.25%, 12/15/2019	1,269,000
750,000	Two Harbors Investment Corp., 6.25%, 1/15/2022	802,969

		8,880,513

	Health Care – 23.51%
1,243,000	Aceto Corp., 2.00%, 11/1/2020	1,106,270
525,000	Acorda Therapeutics, Inc., 1.75%, 6/15/2021	458,719
1,000,000	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/2020	1,028,750
400,000	AMAG Pharmaceuticals, Inc., 3.25%, 6/1/2022	370,520
1,050,000	ANI Pharmaceuticals, Inc., 3.00%, 12/1/2019	1,113,000
300,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/2020	356,062
750,000	Depomed, Inc., 2.50%, 9/1/2021	559,687
750,000	Impax Laboratories, Inc., 2.00%, 6/15/2022	667,969
900,000	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/2023	918,000
1,350,000	Jazz Investments I Ltd., 1.88%, 8/15/2021	1,438,594
550,000	Medicines Co./The, 2.75%, 7/15/2023	577,844

See accompanying notes which are an integral part of these financial statements.

6

Hedeker Strategic Appreciation Fund

Schedule of Investments (continued)

August 31, 2017

Principal Amount		Fair Value
CONVERTIBLE BONDS – (continued)

	Health Care – (continued)
$750,000	Nevro Corp., 1.75%, 6/1/2021	$869,460
750,000	PDL BioPharma, Inc., 2.75%, 12/1/2021	763,125
800,000	Teligent, Inc., 3.75%, 12/15/2019	782,000
1,000,000	Teva Pharmaceutical Finance Co. LLC, Series C, 0.25%, 2/1/2026	892,500

		11,902,500

	Industrials – 11.44%
500,000	Astaldi SpA, 4.88%, 6/21/2024	583,929
300,000	Carillion Finance (Jersey) Ltd., 2.50%, 12/19/2019	267,708
1,000,000	Dycom Industries, Inc., 0.75%, 9/15/2021	1,107,500
1,217,000	Echo Global Logistics, Inc., 2.50%, 5/1/2020	1,160,775
1,000,000	Huron Consulting Group, Inc., 1.25%, 10/1/2019	928,125
300,000	KeyW Holding Corp./The, 2.50%, 7/15/2019	278,640
300,000	Trinity Industries, Inc., 3.88%, 6/1/2036	380,250
600,000	Tutor Perini Corp., 2.88%, 6/15/2021	680,280
400,000	Weatherford International PLC., 5.88%, 7/1/2021	403,808

		5,791,015

	Information Technology – 24.04%
1,000,000	Cardtronics, PLC., 1.00%, 12/1/2020	928,125
500,000	Electronics For Imaging, Inc., 0.75%, 9/1/2019	484,687
500,000	Envestnet, Inc., 1.75%, 12/15/2019	508,750
1,150,000	Finisar Corp., 0.50%, 12/15/2033	1,246,312
850,000	Infinera Corp., 1.75%, 6/1/2018	879,750
800,000	Integrated Device Technology, Inc., 0.88%, 11/15/2022	827,520
350,000	j2 Global, Inc., 3.25%, 6/15/2029	440,562
850,000	Liberty Interactive LLC, 4.00%, 11/15/2029	596,105
1,000,000	ON Semiconductor Corp., 1.00%, 12/1/2020	1,150,000
800,000	Pandora Media, Inc., 1.75%, 12/1/2020	754,500
1,600,000	Synchronoss Technologies, Inc., 0.75%, 8/15/2019	1,514,000
800,000	Veeco Instruments, Inc., 2.70%, 1/15/2023	738,500
1,200,000	Verint Systems, Inc., 1.50%, 6/1/2021	1,158,000
850,000	Viavi Solutions, Inc., 0.63%, 8/15/2033	919,594
25,000	Yandex N.V., 1.13%, 12/15/2018	24,875

		12,171,280

	Real Estate – 3.79%
10,000	Colony NorthStar, Inc., 3.88%, 1/15/2021	10,044
1,000,000	Colony NorthStar, Inc., 5.00%, 4/15/2023	1,025,625
400,000	Helical Bar Jersey Ltd., 4.00%, 6/17/2019	514,983
350,000	RAIT Financial Trust, 4.00%, 10/1/2033	315,781
50,000	Spirit Realty Capital, Inc., 2.88%, 5/15/2019	49,969

		1,916,402

See accompanying notes which are an integral part of these financial statements.

7

Hedeker Strategic Appreciation Fund

Schedule of Investments (continued)

August 31, 2017

Principal Amount		Fair Value
CONVERTIBLE BONDS – (continued)

	Utilities – 3.19%
$800,000	Just Energy Group, Inc., 6.50%, 7/29/2019	$822,000
750,000	Pattern Energy Group, Inc., 4.00%, 7/15/2020	790,312

		1,612,312

	Total Convertible Bonds (Cost $46,842,007)	46,570,171

Shares
CONVERTIBLE PREFERRED STOCKS – 5.88%

	Energy – 0.49%
5,000	Chesapeake Energy Corp., 4.50%	250,800

	Financials – 5.39%
33,203	Capitala Finance Corp., 5.75%	829,411
28,196	Great Ajax Corp., 7.25%	727,809
23,000	NY Community Cap Trust V, 6.00%	1,170,470

		2,727,690

	Total Convertible Preferred Stocks (Cost $2,983,034)	2,978,490

COMMON STOCKS – 0.81%

	Financials – 0.81%
24,007	KeyCorp	413,162

	Total Common Stocks (Cost $454,141)	413,162

MONEY MARKET SECURITIES – 3.24%
1,638,208	Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.93%(a)	1,638,208

	Total Money Market Securities (Cost $1,638,208)	1,638,208

	Total Investments – 101.93% (Cost $51,917,390)	51,600,031

	Liabilities in Excess of Other Assets – (1.93)%	(979,326)

	NET ASSETS – 100.00%	$50,620,705

(a)	Rate disclosed is the seven day effective yield as of August 31, 2017.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

8

Hedeker Strategic Appreciation Fund

Statement of Assets and Liabilities

August 31, 2017

Assets
Investments in securities at fair value (cost $51,917,390)	$51,600,031
Dividends and interest receivable	294,624
Deferred offering costs	7,233
Prepaid expenses	747
Total Assets	51,902,635
Liabilities
Payable for investments purchased	1,193,238
Payable to Adviser	42,286
Payable to Administrator	8,449
Payable to auditors	20,500
Other accrued expenses	17,457
Total Liabilities	1,281,930
Net Assets	$50,620,705
Net Assets consist of:
Paid-in capital	$50,017,639
Accumulated undistributed net investment income	122,392
Accumulated undistributed net realized gain from investments	798,271
Net unrealized depreciation on investments	(317,597)
Net Assets	$50,620,705
Shares outstanding (unlimited number of shares authorized, no par value)	1,987,226
Net asset value (“NAV”), offering and redemption price per share	$25.47

9

See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund

Statement of Operations

For the period ended August 31, 2017(a)

Investment Income
Dividend income	$86,958
Interest income	517,165
Total investment income	604,123
Expenses
Investment Adviser	293,506
Administration	29,609
Organizational	22,500
Fund accounting	21,200
Audit	20,500
Offering	16,230
Legal	9,101
Transfer agent	8,355
Printing	5,878
Pricing	5,012
Custodian	4,589
Compliance	4,177
Trustee	2,710
Registration	786
Miscellaneous	15,109
Net operating expenses	459,262
Net investment income	144,861
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	840,949
Net realized loss on foreign currency translations	(37,140)
Net change in unrealized depreciation of investment securities and foreign currency translations	(317,597)
Net realized and change in unrealized gain on investments	486,212
Net increase in net assets resulting from operations	$631,073

(a)	For the period December 21, 2016 (commencement of operations) to August 31, 2017.

10

See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund

Statement of Changes in Net Assets

For the Period Ended August 31, 2017(a)
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$144,861
Net realized gain on investment securities transactions and foreign currency translations	803,809
Net change in unrealized depreciation of investment securities and foreign currency translations	(317,597)
Net increase in net assets resulting from operations	631,073
Distributions From:
Net investment income	(28,007)
Capital Transactions - Institutional Shares
Proceeds from shares sold	53,634,047
Reinvestment of distributions	28,007
Amount paid for shares redeemed	(3,644,415)
Net increase in net assets resulting from capital transactions	50,017,639
Total Increase in Net Assets	50,620,705
Net Assets
Beginning of period	—
End of period	$50,620,705
Accumulated undistributed net investment income included in net assets at end of period	$122,392
Share Transactions - Institutional Shares
Shares sold	2,130,213
Shares issued in reinvestment of distributions	1,093
Shares redeemed	(144,080)
Net increase in shares outstanding	1,987,226

(a)	For the period December 21, 2016 (commencement of operations) to August 31, 2017.

11

See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund - Institutional Shares

Financial Highlights

Selected data for a share outstanding throughout the period.

	For the Period Ended August 31, 2017(a)
Net asset value, at beginning of period	$25.00

Income from investment operations:

Net investment income	0.07

Net realized and unrealized gain on investments	0.41

Total from investment operations	0.48

Distributions from:

Net investment income	(0.01)

Total from distributions	(0.01)

Net asset value, at end of period	$25.47

Total Return(b)	1.94	%(c)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$50,621

Ratio of expenses to average net assets	1.56	%(d)

Ratio of net investment income to average net assets	0.49	%(d)

Portfolio turnover	113	%(c)

(a)	For the period December 21, 2016 (commencement of operations) through August 31, 2017.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

12

See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund

Notes to the Financial Statements

August 31, 2017

NOTE 1. ORGANIZATION

The Hedeker Strategic Appreciation Fund (the “Fund”) was organized as a non-diversified series of Capitol Series Trust (the “Trust”) on December 15, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Hedeker Wealth LLC (the “Adviser”). The investment objective of the Fund is to seek superior risk-adjusted returns over a market cycle.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on December 21, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the 2016 tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next

13

Hedeker Strategic Appreciation Fund

Notes to the Financial Statements (continued)

August 31, 2017

twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period December 21, 2016 (commencement of operations) to August 31, 2017, the Fund made the following reclassifications of net assets, which was due to foreign currency reclassifications and deemed dividends from convertible bonds:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$–	$5,538	$(5,538)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on

14

Hedeker Strategic Appreciation Fund

Notes to the Financial Statements (continued)

August 31, 2017

market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds. These securities are categorized as Level 1 securities.

Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing

15

Hedeker Strategic Appreciation Fund

Notes to the Financial Statements (continued)

August 31, 2017

sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount that the Fund might reasonably expect to receive for them upon their current sale. In determining the fair value of certain convertible bonds, the Adviser uses various inputs (including, but not limited to, listed equity prices, listed derivative prices, credit default swap spreads, corporate bond spreads, valuation models and historical prices) to determine a fair market midpoint price. If the fair market midpoint prices does not correlate to the price provided by the primary pricing vendor, the Adviser may utilize the price from other reliable, established sources to establish the fair value of certain convertible bonds.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$46,570,171	$—	$46,570,171
Convertible Preferred Stocks	2,978,490	—	—	2,978,490
Common Stocks	413,162	—	—	413,162
Money Market Securities	1,638,208	—	—	1,638,208
Total	$5,029,860	$46,570,171	$—	$51,600,031

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of August 31, 2017 based on input levels assigned on December 21, 2016 (commencement of operations).

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the period December 21, 2016 (commencement of operations) to August 31, 2017 (the “Period”), the Adviser earned fees of $293,506 from the Fund. At August 31, 2017, the Fund owed the Adviser $42,286.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses; do not exceed 1.75% of the Fund’s average daily net assets through December 31, 2018. During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the

16

Hedeker Strategic Appreciation Fund

Notes to the Financial Statements (continued)

August 31, 2017

Adviser may recoup the sum of all fees previously waived or expenses reimbursed for a period of 36 months following the month during which such fee waiver or expense reimbursement was made, less any reimbursement previously paid, if such recoupment can be achieved within the Expense Limitation as well as any expense limitation in effect at the time the reimbursement is made. This expense cap agreement may be terminated by the Board at any time. During the Period, the Adviser waived fees in the amount of $7,427 and subsequently recouped the full amount waived in accordance with the contractual expense limitation agreement.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the Period, the Administrator earned fees of $29,609 for administration services, $4,177 for compliance services, $21,200 for fund accounting services, and $8,355 for transfer agent services. At August 31, 2017, the Fund owed the Administrator $8,449 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 75, death, resignation or removal. “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust, each receive annual compensation of $15,000 from the Trust. Each Committee Chairperson receives an additional annual compensation of $1,000 from the Trust. Independent Trustees also receive $1,000 for attending each special in-person meeting and up to $1,000 for attending special telephonic meetings, depending on the length of the telephonic meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

The officers and one Trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the Period, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$92,530,482
Sales	$44,180,686

There were no purchases or sales of long-term U.S. government obligations during the Period.

NOTE 6. FEDERAL TAX INFORMATION

As of August 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$932,111
Gross unrealized depreciation	(1,297,662)
Net unrealized appreciation (depreciation)	$(365,551)

17

Hedeker Strategic Appreciation Fund

Notes to the Financial Statements (continued)

August 31, 2017

At August 31, 2017, the aggregate cost of securities for federal income tax purposes was $51,965,344 for the Fund.

The tax characterization of distributions for the Period, was as follows:

2017
Distributions paid from:
Ordinary income	$28,007

At August 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Undistributed Ordinary Income	$968,617
Unrealized Appreciation (Depreciation)	(365,551)
Total Accumulated Earnings (Deficit)	$603,066

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash sales, interest accruals on complex securities and deemed dividends from convertible bonds.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At August 31, 2017, TD Ameritrade, Inc., owned, as record shareholder, 100% of the outstanding shares of the Fund. It is not known whether TD Ameritrade, Inc. or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions from August 31, 2017 through the date these financial statements were issued that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

18

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Capitol Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hedeker Strategic Appreciation Fund (the “Fund”), a series of the Capitol Series Trust, as of August 31, 2017, and the related statement of operations for the period December 21, 2016 (commencement of operations) through August 31, 2017, the statement of changes in net assets and financial highlights for the period then ended. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2017, the results of its operations for the period December 21, 2016 (commencement of operations) through August 31, 2017, the changes in its net assets and financial highlights for the period then ended in conformity with U.S. generally accepted accounting principles.

Grandview Heights, Ohio

October 27, 2017

19

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

20

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value March 1, 2017	Ending Account Value, August 31, 2017	Expenses Paid During Period(a)	Annualized Expense Ratio
Hedeker Strategic Appreciation Fund
Institutional Shares	Actual	$1,000.00	$1,010.90	$7.71	1.52%

	Hypothetical(b)	$1,000.00	$1,017.54	$7.74	1.52%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical Assumes a 5% return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 5% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2017 ordinary income dividends, 6% qualifies for the corporate dividends received deduction.

21

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 72 Trustee Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to present).

Mary M. Morrow Age: 59 Trustee Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to present).

Previous Position(s): Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 8 series.

22

Trustees and Officers (Unaudited) (continued)

Interested Trustees & Officers

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey*** Age: 60 Chairman of the Board and Trustee Began Serving: March 2017

Principal Occupation(s): President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): President of Ultimus Managers Trust (June 2012 to October 2013).

Matthew J. Miller Age: 41 Chief Executive Officer and President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 37 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

23

Trustees and Officers (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear Age: 56 Chief Compliance Officer Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Associate Director of Fund Administration, Ultimus Fund Solutions, LLC (May 2017 to present); Chief Compliance Officer of Unified Financial Securities, LLC (the Distributor) (July 2007 to present); Chief Compliance Officer, Vice President of Valued Advisers Trust (August 2008 to present); Secretary, The Cutler Trust (August 2017 to present); and Assistant Secretary, First Western Funds Trust (April 2017 to present).

Previous Position(s): Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to May 2017); President, Unified Series Trust (March 2012 to January 2016); Director, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 2014 to December 2015); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to December 2015); Director of Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (July 2014 to December 2015); Secretary, The Huntington Funds (April 2010 to February 2012); and Senior Vice President, Unified Series Trust (May 2007 to March 2012).

Stacey Havens Age: 51 Vice President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

24

Trustees and Officers (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Tiffany R. Franklin Age: 41 Secretary Began Serving: December 2015

Principal Occupation(s): Senior Paralegal, Ultimus Fund Solutions, LLC (December 2015 to present); Assistant Secretary, Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust (October 2016 to present); and Assistant Secretary, Cross Shore Discovery Fund (2017 to present; and Assistant Secretary, Caldwell & Orkin Funds, Inc. (June 2017 to present).

Previous Position(s): Paralegal, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Secretary, The Huntington Funds (December 2015 to March 2016); and Secretary, Huntington Strategy Shares (December 2015 to March 2016).

Stephen L. Preston Age: 51 Anti-Money Laundering Compliance Officer Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC from June 2011 to present.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 8 series.
***	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 657-4450 to request a copy of the SAI or to make shareholder inquiries.

25

FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾    Social Security number

◾   account balances and account transactions

◾   account transactions, transaction or loss history and purchase history

◾    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-800-657-4450.

26

Who we are
Who is providing this notice?	Capitol Series Trust
What we do
How does Capitol Series Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

◾    open an account or deposit money

◾   buy securities from us or sell securities to us

◾   make deposits or withdrawals from your account provide account information

◾    give us your account information

◾   make a wire transfer

◾   tell us who receives the money

◾    tell us where to send the money

◾   show your government-issued ID

◾   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾    sharing for affiliates’ everyday business purposes — information about your creditworthiness

◾    affiliates from using your information to market to you

◾   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾   Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾   Capitol Series Trust doesn’t jointly market financial products or services to you.

27

PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 657-4450 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Robert G. Dorsey, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

John C. Swhear, Chief Compliance Officer

Stacey Havens, Vice President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Tiffany R. Franklin, Secretary

Stephen L. Preston, Anti-Money Laundering Compliance Officer

INVESTMENT ADVISER

Hedeker Wealth LLC

One Overlook Point, Suite 610

Lincolnshire, IL 60069

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 200

Grandview Heights, OH 43212

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2017	$46,500
	FY 2016	$48,800

Preserver Alternative Opportunities Fund:	FY 2017	$15,500
	FY 2016	$13,000

Hedeker Strategic Appreciation Fund:	FY 2017	$15,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2017	$0
	FY 2016	$1,000

Preserver Alternative Opportunities Fund:	FY 2017	$0
	FY 2016	$1,000

Hedeker Strategic Appreciation Fund:	FY 2017	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2017	$15,000
	FY 2016	$16,580

Preserver Alternative Opportunities Fund:	FY 2017	$5,000
	FY 2016	$6,800

Hedeker Strategic Appreciation Fund:	FY 2017	$7,500

Nature of the fees:                Preparation of the 1120 RIC and Excise review and routine on-call services

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2017	$0
	FY 2016	$0

Preserver Alternative Opportunities Fund:	FY 2017	$0
	FY 2016	$0

Hedeker Strategic Appreciation Fund:	FY 2017	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	N/A
Tax Fees:	100%
All Other Fees:	N/A

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2017	$27,500	$0
FY 2016	$23,380	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date 10/30/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date 10/30/17

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date 10/30/17